    As filed with the Securities and Exchange Commission on February 28, 2006

                                                             File No. 333-115476
                                                               ICA No. 811-21584

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

                        Pre-Effective Amendment No. ____                  / /

                         Post-Effective Amendment No. 5                   /X/

                                       And

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /

                                 Amendment No. 6                          /X/

                         THE VICTORY INSTITUTIONAL FUNDS

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                                          Copy to:

             George Stevens                             Jay G. Baris
     BISYS Fund Services Ohio, Inc.         Kramer Levin Naftalis & Frankel LLP
           3435 Stelzer Road                          919 Third Avenue
           Columbus, Ohio 43219                   New York, New York 10022
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

/ / Immediately upon filing pursuant to paragraph (b)

/X/ on March 1, 2006 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     / /    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MARCH 1, 2006

VICTORY INSTITUTIONAL FUNDS

INSTITUTIONAL DIVERSIFIED STOCK FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[VICTORY INSTITUTIONAL FUNDS(R) LOGO]

www.VictoryConnect.com
866-689-6999

THE VICTORY INSTITUTIONAL FUNDS

INSTITUTIONAL DIVERSIFIED STOCK FUND

Cusip#: 92646A864
Ticker: VIDSX

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                            1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

INVESTMENTS                                                                    6

RISK FACTORS                                                                   7

SHARE PRICE                                                                    8

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                           11

INVESTING WITH VICTORY
    - How to Buy Shares                                                       15
    - How to Sell Shares                                                      17

ORGANIZATION AND MANAGEMENT OF THE FUND                                       19

COMPOSITE PERFORMANCE                                                         20

ADDITIONAL INFORMATION                                                        22


KEY TO FINANCIAL INFORMATION

[GRAPHIC]

OBJECTIVE AND STRATEGIES

The goals and the strategies that the Fund plans to use to pursue its investment objective.

[GRAPHIC]

RISK FACTORS

The risks you may assume as an investor in the Fund.

[GRAPHIC]

EXPENSES

The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.

SHARES OF THE FUND ARE:

 -  NOT INSURED BY THE FDIC;

 - NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

 - SUBJECT TO POSSIBLE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE AMOUNT INVESTED.


THE SECURITIES DESCRIBED IN THIS PROSPECTUS AND THE SAI ARE NOT OFFERED IN ANY STATE IN WHICH THEY MAY NOT LAWFULLY BE SOLD. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI.

RISK/RETURN SUMMARY

INTRODUCTION

This Prospectus explains what you should know about the Institutional Diversified Stock Fund (the Fund). Before you invest, please read it carefully.

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities.

      - Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

      - Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and

[SIDENOTE]

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference. An investment in the Fund is not a complete investment program.

securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.

[GRAPHIC]

PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

      - The market value of the Fund's portfolio securities declines.

      - Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

      - Value stocks fall out of favor relative to growth stocks.

      - The portfolio manager does not execute the Fund's principal investment strategies effectively.

      - A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

WHO MAY WANT TO INVEST IN THE FUND

      - Investors willing to accept the risk of price and dividend fluctuations

      - Investors willing to accept higher risk in return for higher potential returns

      - Investors with long-term financial goals

[GRAPHIC]

FEES AND EXPENSES

No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.

MINIMUM INVESTMENT


The minimum initial investment is $2,500,000. The Fund is also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a
Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $25,000,000. The Fund will consider a lower initial investment if, in the opinion of Victory Capital Advisers, Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $2,500,000.

[GRAPHIC]

INVESTMENT PERFORMANCE

No performance information is presented as the Fund is new.

[GRAPHIC]

FUND EXPENSES

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge Imposed on Purchases                                   NONE
(as a percentage of offering price)
Maximum Deferred Sales Charge                                               NONE
(as a percentage of the lower of purchase or sale price)
Maximum Sales Charge Imposed
on Reinvested Dividends                                                     NONE
Redemption or Exchange Fees                                                 NONE

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
Management Fees                                                             0.50%
Distribution (12b-1) Fees                                                   NONE
Other Expenses                                                              0.63%
Total Fund Operating Expenses(1)                                            1.13%
Fee Waiver/Expense Reimbursement                                           (0.43)%
Net Expenses(2)                                                             0.70%



(1) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 0.64%. This voluntary waiver/reimbursement may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees in order to reduce the Fund's total operating expenses.
(2) The Adviser has contractually agreed to waive its management fee, or to reimburse expenses, as allowed by law, so that the net operating expenses of the Fund do not exceed 0.70% until at least February 28, 2007.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 YEAR     3 YEARS     5 YEARS     10 YEARS
     $ 72       $ 316       $ 581      $ 1,336

INVESTMENTS

The following describes some of the types of securities the Fund may purchase under normal circumstances to achieve its investment objective. The Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the types of securities in which the Fund may invest, see the Statement of Additional Information (SAI).

U.S. EQUITY SECURITIES.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.

EQUITY SECURITIES OF FOREIGN COMPANIES TRADED ON U.S. EXCHANGES.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

INVESTMENT COMPANIES.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

RISK FACTORS

[GRAPHIC]

The following describes the principal risks that you may assume as an investor in the Fund.

GENERAL RISKS:

   - MARKET RISK is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

   - MANAGER RISK is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

RISK ASSOCIATED WITH INVESTING IN EQUITY SECURITIES:

   - EQUITY RISK is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


An investment in the Fund is not a complete investment program.


[SIDENOTE]


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

SHARE PRICE

     The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The value of the Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.

     The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

     - trading in the security has been halted;

     - the market quotation for the security is clearly erroneous due to a clerical error;

     - the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

     - an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

     The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

                              Total Assets - Liabilities
                      NAV = ------------------------------
                             Number of Shares Outstanding

     You can find the Fund's net asset value each day in THE WALL STREET JOURNAL and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 866-689-6999 or by visiting the Fund's website at www.VictoryConnect.com.

 The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.

MARKET TIMING

The Victory Institutional Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

     - Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     - Monitor for suspected market timing activity based on "round trip" transaction history, that is, the redemption of a Victory Institutional Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Fund, the Fund may suspend the trading privileges (other than redemption of Fund shares) of:

     - Any account with a single round trip within a 30-day period; or

     - Any account with two round trips within 90 days.


     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. The Adviser will determine whether a financial intermediary's purchase and exchange limitations are reasonably designed to detect and prevent frequent purchases and redemptions of Fund shares. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares and pays dividends quarterly.

     Distributions can be received in one of the following ways.

       REINVESTMENT OPTION

       You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

       CASH OPTION


       A check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.


       INCOME EARNED OPTION

       You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

[SIDENOTE]

BUYING A DIVIDEND. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

IMPORTANT INFORMATION ABOUT TAXES

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     - Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

     - Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

     - Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     - Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

     - Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     - The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

     - You should review the more detailed discussion of federal income tax considerations in the SAI.

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

The sections that follow will serve as a guide to your investments in the Fund. You can download the account application form from www.VictoryConnect.com by logging on to the secure site, clicking on Institutional Clients, Products & Services, Victory Institutional Funds. For more information on how to access account information and/or applications electronically, please call Victory Institutional Funds Customer Service at 866-689-6999 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 866-689-6999. They will be happy to assist you.

        ALL YOU NEED TO DO TO GET STARTED IS TO FILL OUT AN APPLICATION.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Fund must obtain the following information for each person who opens a new account:

      - Name;

      - Date of birth (for individuals);

      - Residential or business street address (although post office boxes are still permitted for mailing); and

      - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

DISTRIBUTION EXPENSES

The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Institutional Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

HOW TO BUY SHARES

Once the Fund has received a completed application, you can buy shares through a financial intermediary or through the Fund. All you need to do to get started is to fill out an application.

     If your purchase request is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. You must call the Transfer Agent to obtain proper wiring instructions, including a reference number. You cannot purchase your shares at www.VictoryConnect.com.

[GRAPHIC]

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank or intermediary may charge a fee. Financial intermediaries may impose other restrictions as to account minimums, fees or cut-off time for purchase requests. You must always call 866-689-6999 and obtain a reference number BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions. Your purchase request must include proper wire instructions, the reference number, your account number and both the Fund number and Fund name. Transmit your investment to:

The Bank of New York Institutional Diversified Stock Fund

[GRAPHIC]

BY TELEPHONE

866-689-6999

KEEP THIS INFORMATION HANDY FOR PURCHASES OR REDEMPTIONS.

STATEMENTS AND REPORTS

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


All purchases must be made by Federal Funds wire. The Fund may reject any purchase order in its sole discretion. You may only buy fund shares legally available in your state. If your account falls below the $2,500,000 minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

HOW TO SELL SHARES

THERE ARE A NUMBER OF CONVENIENT WAYS TO SELL YOUR SHARES.

To sell your shares call 866-689-6999. If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. If you call by 4:00 p.m. Eastern Time, your funds will be wired on the next business day. Financial intermediaries may impose other restrictions as to account minimums, fees, wire changes or cut-off times for redemption requests. You cannot redeem your shares at www.VictoryConnect.com.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

      - The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

      - If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

      - The Fund may suspend your right to redeem your shares in the following circumstances:

        - During non-routine closings of the NYSE;

        - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

        - When the SEC orders a suspension to protect the Fund's shareholders.

      - THE FUND RESERVES THE RIGHT TO PAY A PORTION "IN KIND," THAT IS, IN PORTFOLIO SECURITIES RATHER THAN CASH.


      - If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

ORGANIZATION AND MANAGEMENT OF THE FUND

MANAGEMENT

The Fund, along with the Institutional Liquid Reserves Fund, comprise The Victory Institutional Funds. The Board of Trustees of The Victory Institutional Funds has the overall responsibility for the management of the Fund.

THE INVESTMENT ADVISER


The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2005, the Adviser and its affiliates managed assets totaling in excess of $56 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     During the period from June 27, 2005 (commencement of operations) to October 31, 2005, the Adviser was paid an advisory fee, after waivers, at an annual rate equal to 0.13% of the average daily net assets of the Fund.

     A discussion of the Board's considerations in approving the Advisory Agreement will appear in the Fund's Semi-Annual Report.


PORTFOLIO MANAGEMENT


LAWRENCE G. BABIN is the lead portfolio manager, PAUL D. DANES is the portfolio manager and CAROLYN M. RAINS is the associate portfolio manager of the Fund. Together, they are responsible for the day to day management of the Fund's portfolio. Mr. Babin has been the portfolio manager of the Fund since its inception. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been with the Adviser or an affiliate since 1982. He has been the Fund's lead manager since inception. Mr. Danes has been a portfolio manager of the Fund since its inception. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987.
Ms. Rains is a Portfolio Manager and Managing Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager or associate portfolio manager of the Fund since its inception.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

COMPOSITE PERFORMANCE

PERFORMANCE OF OTHER COMPARABLE VICTORY FUNDS AND ACCOUNTS

[CHART]

CALENDAR YEAR TOTAL RETURNS

1995           36.57%
1996           25.98%
1997           29.57%
1998           24.38%
1999           22.21%
2000            2.47%
2001            2.04%
2002          -21.94%
2003           36.97%
2004           11.53%
2005            9.86%

Highest/lowest quarterly results during this time period were:


HIGHEST        19.91%(quarter ended June 30, 2003)
LOWEST        -18.89%(quarter ended September 30, 2002)

The Adviser also manages other registered funds and separate accounts with investment objectives, policies and strategies that are substantially similar to those of the Fund. Below you will find information about the prior performance of the Victory Diversified Stock Composite (the Composite). The Composite consists of two registered investment companies (the Diversified Stock Fund series of The Victory Portfolios, marketed primarily to retail investors, and the Diversified Stock Fund series of The Victory Variable Insurance Funds, offered as an investment option under insurance company variable contracts) and all or substantially all of the separate accounts that invest primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Composite represented assets of $8.8 billion as of December 31, 2005.

     During the periods shown, the separate accounts were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code with which the Fund must comply and that, if applicable, might have adversely affected the performance results of the Composite.


     The performance of the Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as the Composite. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows. The separate accounts in the Composite generally have lower expenses and are sold through different distribution channels than the Fund. If the Fund's expenses were used in calculating the information presented below, the performance results would have been lower.


     The following information illustrates the changes in the performance of the Composite from year to year, and compares that performance to the performance of a market index over various periods of time. The performance information shown below reflects the expenses of the funds and separate accounts that comprise the Composite. The investment results of the Composite presented below are unaudited. The returns for the funds in the Composite reflect applicable sales charges. The returns for the separate accounts included in the Composite were calculated in accordance with the standards specified by the CFA Institute, formerly the Association for Investment Management and Research. The CFA Institute's standards for calculating total return differ from the standards required by the Securities and Exchange Commission for calculating average annual total return.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
DECEMBER 31, 2005)                                                  1 YEAR   5 YEARS   10 YEARS
Victory Diversified Stock Composite                                  9.86%    5.43%     12.36%
S&P 500 Index                                                        4.91%     .54%      9.07%
(Index returns reflect no deduction for fees, expenses, or taxes)

ADDITIONAL INFORMATION

FUND CLASSES

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

PERFORMANCE

The Fund may advertise its performance by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information may include the yield and effective yield of the Fund, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

SHAREHOLDER COMMUNICATIONS

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 866-689-6999, and they will be delivered promptly.

[SIDENOTE]

Some additional information you should know about the Fund.

OTHER SERVICE PROVIDERS

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Fund's shares. The Distributor is not affiliated with the Adviser.

     Bank of New York, One Wall Street, 4th Floor, New York, New York 10286, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.


     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, transfer agent, fund accountant and dividend disbursing agent for the Fund.


     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.


     Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY MATERIALS, PLEASE CALL THE
          FUNDS AT 866-689-6999 OR PLEASE VISIT www.victoryconnect.com.

FINANCIAL HIGHLIGHTS

INSTITUTIONAL DIVERSIFIED STOCK FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the period from June 27, 2005 (commencement of operations) to October 31, 2005. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about the Fund's shares. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 866-689-6999 and at www.VictoryConnect.com by clicking Mutual Funds, Prospectus & Financial Reports.


                                                                   JUNE 27,
                                                                     2005
                                                                    THROUGH
                                                                  OCTOBER 31,
                                                                    2005(a)
NET ASSET VALUE, BEGINNING OF PERIOD                              $     10.00
-----------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
Net investment income                                                    0.02
Net realized and unrealized gains on investments                         0.19(d)
-----------------------------------------------------------------------------
Total from Investment Activities                                         0.21
-----------------------------------------------------------------------------
DISTRIBUTIONS
Net investment income                                                   (0.02)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     10.19
=============================================================================
Total Return                                                             2.08%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)                                 $    42,173
Ratio of expenses to average net assets                                  0.61%(c)
Ratio of net investment income to average net assets                     0.86%(c)
Ratio of expenses to average net assets*                                 1.13%(c)
Ratio of net investment income to average net assets*                    0.34%(c)
Portfolio turnover                                                         28%(b)

* During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

VICTORY INSTITUTIONAL FUNDS PRIVACY POLICY

PROTECTING THE PRIVACY OF INFORMATION

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

* You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than The Victory Institutional Funds. Therefore, The Victory Institutional Funds do not provide opt-out options to their shareholders.

                         [Not a part of this Prospectus]

[VICTORY INSTITUTIONAL FUNDS(R) LOGO]


P.O. Box 182659
Columbus, OH 43218-2659


                                                                   PRSRT STD
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                   Boston, MA
                                                                Permit No. 57842

   IF YOU WOULD LIKE A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION OR WOULD LIKE TO REQUEST OTHER INFORMATION REGARDING THE FUND, YOU CAN CALL OR
                                 WRITE THE FUND.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS - Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

HOW TO OBTAIN INFORMATION

BY TELEPHONE: Call the Fund at 866-689-6999.

BY MAIL: The Victory Institutional Funds
         P.O. Box 182659
         Columbus, OH 43218-2659

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

ON THE INTERNET: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

                  Investment Company Act File Number 811-21564


                                                              VIF-IDS-PRO (3/06)

PROSPECTUS

MARCH 1, 2006

VICTORY INSTITUTIONAL FUNDS

INSTITUTIONAL LIQUID RESERVES FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[VICTORY INSTITUTIONAL FUNDS(R) LOGO]

www.VictoryConnect.com
866-689-6999

THE VICTORY INSTITUTIONAL FUNDS

INSTITUTIONAL LIQUID RESERVES FUND

Cusip#: 926445107
Ticker: VLRXX

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                                     1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

INVESTMENTS                                                                             6

RISK FACTORS                                                                            8

SHARE PRICE                                                                             9

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                                    10

INVESTING WITH VICTORY                                                                 12
     - How to Buy Shares                                                               15
     - How to Sell Shares                                                              17

ORGANIZATION AND MANAGEMENT OF THE FUND                                                19

ADDITIONAL INFORMATION                                                                 20

FINANCIAL HIGHLIGHTS
     Institutional Liquid Reserves Fund                                                21


KEY TO FINANCIAL INFORMATION

[GRAPHIC]

OBJECTIVE AND STRATEGIES

The goals and the strategies that the Fund plans to use to pursue its investment objective.

[GRAPHIC]

RISK FACTORS

The risks you may assume as an investor in the Fund.

[GRAPHIC]

EXPENSES

The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.


SHARES OF THE FUND ARE:

 - NOT INSURED BY THE FDIC;

 - NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY KEYBANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

 - SUBJECT TO POSSIBLE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE AMOUNT INVESTED.

ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


THE SECURITIES DESCRIBED IN THIS PROSPECTUS AND THE SAI ARE NOT OFFERED IN ANY STATE IN WHICH THEY MAY NOT LAWFULLY BE SOLD. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI.

RISK/RETURN SUMMARY

INTRODUCTION

This Prospectus explains what you should know about the Institutional Liquid Reserves Fund (the Fund). Before you invest, please read it carefully.

[GRAPHIC]

INVESTMENT OBJECTIVE

The investment objective of the Fund is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity.

     The Fund seeks to maintain a constant net asset value of $1.00 per share and shares are offered at net asset value.

[GRAPHIC]

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by primarily investing in short-term, high-quality debt instruments. Under normal circumstances, the Fund primarily invests in:


       - Negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and U.S. branches of foreign banks.


       - Short-term corporate obligations, such as commercial paper, notes, and bonds.

       - Repurchase agreements.

       - Other debt obligations such as master demand notes, short-term funding agreements, variable and floating rate securities, and private placement investments.

       - Securities issued or guaranteed by the U.S. government or certain of its agencies and instrumentalities. Securities issued by U.S. government instrumentalities are supported only by the instrumentality's own credit.

       - When-issued or delayed-delivery securities.

       - Eurodollar time deposits.

See the "Investments" section for a description of these securities.

[SIDENOTE]

Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference. An investment in the Fund is not a complete investment program.

Important characteristics of the Fund's investments:

       - QUALITY: The Fund invests only in instruments that are rated at the time of purchase in the highest short-term category by two or more NRSROs,* or in the highest short-term category if rated by only one NRSRO, or if unrated, determined to be of equivalent quality. The Board of Trustees has established policies to ensure that the Fund invests in high quality, liquid instruments. For more information on ratings, see the Appendix to the Statement of Additional Information (SAI).

       - MATURITY: The Fund maintains a weighted average maturity of 90 days or less. Individual investments may be purchased with remaining maturities ranging from one day to 397 days.


*An NRSRO is a nationally recognized statistical rating organization, such as Standard & Poor's, Fitch, Inc., or Moody's Investors Service (Moody's), which assigns credit ratings to securities based on the borrower's ability to meet its obligation to make principal and interest payments.


[GRAPHIC]

PRINCIPAL RISKS

The Fund's yield or the stability of its $1.00 share price may be adversely affected if any of the following occurs:

       - The portfolio manager does not execute the Fund's principal investment strategies effectively.

       - An issuer defaults on its obligation.

       - An agency or instrumentality defaults on its obligation and the agency or U.S. government does not provide financial support.

       - The market value of floating or variable rate securities falls to such an extent that the Fund's share price declines below $1.00.

       - Rapidly rising interest rates cause securities held by the Fund to decline in value and cause the Fund's share price to decline below $1.00.

       - Interest rates decline, resulting in the Fund achieving a lower yield.

       - Adverse events affecting the banking industry cause the value of the Fund's investments to decline.

       - Political, economic, business or regulatory events occur in a foreign country causing the value of a security to decline.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST IN THE FUND

       - Investors seeking relative safety and easy access to investments

       - Investors with a low risk tolerance

       - Investors seeking preservation of capital

       - Investors willing to accept lower potential returns in return for safety

       - Investors seeking the ability to convert their investment to cash quickly

[GRAPHIC]

FEES AND EXPENSES

The minimum initial investment is $10,000,000, or if in the opinion of Victory Capital Advisers, Inc., there is adequate intent of the investor and availability of assets to reach a future level of investment of $10,000,000. No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.

[GRAPHIC]

INVESTMENT PERFORMANCE


The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]


CALENDAR YEAR RETURNS FOR CLASS A SHARES


2005    3.16%


Highest/lowest quarterly results during this time period were:



HIGHEST         0.98% (quarter ended December 31, 2005)
LOWEST          0.59% (quarter ended March 31, 2005)



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED                              LIFE
DECEMBER 31, 2005)                  1 YEAR         OF FUND
CLASS A                              3.16%          2.74%



The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

     For the Fund's current seven-day yields and seven-day effective yields, call the Fund at 866-689-6999 or visit www.VictoryConnect.com and select Victory Funds, Daily Prices, Money Market Funds.

[GRAPHIC]

FUND EXPENSES

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


SHAREHOLDER TRANSACTION EXPENSES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge Imposed on Purchases                            NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge
(as a percentage of the lower of purchase or sale price)             NONE

Maximum Sales Charge Imposed on Reinvested Dividends                 NONE

Redemption or Exchange Fees                                          NONE

ANNUAL FUND OPERATING EXPENSES
(DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.12%

Distribution (12b-1) Fees(1)                                         0.00%

Other Expenses                                                       0.12%

Total Fund Operating Expenses(2)                                     0.24%


(1) The Fund has adopted a Rule 12b-1 Distribution and Service Plan under which it could pay to the Distributor a monthly fee at an annual rate of up to 0.05% of the Fund's average daily net assets. No fees are currently expected to be paid under the plan. The Fund will notify shareholders 30 days in advance of charging a 12b-1 fee.

(2) In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, any of the Fund's other service providers may voluntarily waive its fees in order to reduce the Fund's total operating expenses.


EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  $   25     $    77     $   135     $    306

INVESTMENTS

The following describes some of the types of securities the Fund may purchase under normal market conditions to achieve its investment objective. The Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash. This may reduce the Fund's yield and may cause the Fund to fail to meet its investment objective.

     For more information on ratings and a more complete description of the types of securities in which the Fund may invest, see the SAI.

BANKERS' ACCEPTANCES.

Negotiable drafts or bills of exchange, in which a bank unconditionally agrees to pay the face value of the instrument upon maturity.

COMMERCIAL PAPER.

Short-term obligations issued by banks, corporations, broker dealers and other entities to finance their current operations.

CERTIFICATES OF DEPOSIT.

A commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

MASTER DEMAND NOTES.

Unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying interest rates.

SHORT-TERM CORPORATE OBLIGATIONS.

Bonds issued by corporations and other business organizations to finance their short-term credit needs.

EURODOLLAR TIME DEPOSITS.

Non-negotiable deposits in foreign branches of U.S. banks and domestic branches of foreign banks that pay a specified rate of interest in U.S. dollars over a set period of time.

U.S. GOVERNMENT SECURITIES.

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities.* Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

* Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, and FMAC are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality.

SECURITIES OF U.S. GOVERNMENT INSTRUMENTALITIES.

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association (SLMA or Sallie Mae), The Federal Farm Credit Bank, Federal Home Loan Banks, and securities of certain instrumentalities that are "wholly owned Government corporations" such as the Tennessee Valley Authority.** See the SAI for more information about investments in obligations of U.S. government instrumentalities and "wholly owned Government corporations."

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.

A security that is purchased for delivery at a later time. The market value may change before the delivery date, and the value is included in the net asset value of the Fund.

REPURCHASE AGREEMENTS.


An agreement involving the Fund's purchase of a security and the seller's agreement to repurchase the same security at a stated price plus interest. The seller's obligation to the Fund is secured by the instrument.


^ VARIABLE & FLOATING RATE SECURITIES.


The interest rate offered by a variable rate security adjusts (resets) on particular dates (such as the last day of a month or calendar quarter). The interest rate offered by a floating rate security adjusts whenever a specified interest rate (such as a bank's prime lending rate) changes. Upon adjustment, the market value of a variable or floating rate security can reasonably be expected to equal its amortized cost. The Fund considers these securities to mature on the date that the interest rate adjusts or resets or the date the Fund can demand the payment of principal.


ZERO COUPON BONDS.

These securities are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.


**   TVA is supported by the right of the issuer to borrow from the U.S.
     Treasury.


^ Derivative Instruments: Indicates an instrument whose value is linked to, or derived from another security, instrument, or index.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

RISK FACTORS

[GRAPHIC]

     The following describes the principal risks that you may assume as an investor in the Fund.

     The Fund is subject to the principal risks described below.

GENERAL RISKS:

       - MANAGER RISK is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.

RISKS ASSOCIATED WITH INVESTING IN DEBT SECURITIES:

       - INCOME RISK. Declines in the general level of short-term interest rates cause the Fund's income, and thus its total return, to decline.

[SIDENOTE]

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

       - ADJUSTABLE RATE SECURITY RISK. The market price of an adjustable rate security may fall below its cost.

       - CREDIT RISK. The issuer of a debt security may fail to pay interest or principal in a timely manner.

       - INTEREST RATE RISK. If interest rates rapidly rise, the decline in value could cause the share price to decline below $1.00 and if interest rates decline, the Fund will reinvest maturing instruments in lower yielding securities.

REPURCHASE AGREEMENT RISK:

       - If the seller were to default or become insolvent, the Fund would suffer a loss if the proceeds of the sale of the underlying security were less than the repurchase price, or if the disposition of the security is delayed.

         An investment in the Fund is not a complete investment program.

SHARE PRICE


The Fund calculates its net asset value (NAV) each business day at 5:00 p.m. Eastern Time. You may buy and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order and it is accepted. A business day is a day on which the Federal Reserve Bank of Cleveland, the New York Stock Exchange, Inc. (NYSE) and the bond market are open. On any business day when the Bond Market Association (BMA) recommends that the securities markets close early, the Fund reserves the right to refuse any purchase order received after the BMA recommended closing time (the Alternative Closing Time). If the Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time but no later than 5:00 p.m. You may not be able to buy or sell shares on Columbus Day and Veterans Day, holidays when the Federal Reserve Bank of Cleveland is closed, but the NYSE and other financial markets are open.

     The Fund seeks to maintain a $1.00 NAV, although there is no guarantee that it will be able to do so. The Fund uses the "Amortized Cost Method" to value securities. You can read about this method in the SAI.

     The Fund's performance can be found daily at www.VictoryConnect.com or once a week in THE WALL STREET JOURNAL and in other newspapers.

MARKET TIMING

The Victory Institutional Funds generally discourage frequent purchases and redemptions of Fund shares ("market timing"). The Board of Trustees has adopted a policy to identify and deter market timing activity in the equity and fixed-income Funds. Because many investors acquire shares of money market funds as short-term investments, however, this policy does not apply to investments in shares of the Fund.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income earned on investments after expenses. Money market funds usually do not realize capital gains; however, the Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares dividends daily and pays them monthly.

     All distributions will automatically be reinvested in additional shares of the Fund.

[SIDENOTE]

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 866-689-6999.

IMPORTANT INFORMATION ABOUT TAXES

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.


       - Ordinary dividends from the Fund are taxable as ordinary income; dividends from any long-term capital gains would be taxable as long-term capital gains.


       - Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

       - Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes. The extent to which dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

       - Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

       - Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

       - Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

       - The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

       - You should review the more detailed discussion of federal income tax considerations in the SAI.

[SIDENOTE]


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

The sections that follow will serve as a guide to your investments in the Fund. You can download the account application form from www.VictoryConnect.com by logging on to the secure site, clicking on Institutional Clients, Products & Services, Victory Institutional Funds. For more information on how to access account information and/or applications electronically, please call Victory Institutional Funds Customer Service at 866-689-6999 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 866-689-6999. They will be happy to assist you.

ALL YOU NEED TO DO TO GET STARTED IS TO FILL OUT AN APPLICATION.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Fund must obtain the following information for each person who opens a new account:

       - Name;

       - Date of birth (for individuals);

       - Residential or business street address (although post office boxes are still permitted for mailing); and

       - Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

DISTRIBUTION PLAN

     The Trustees have adopted a Rule 12b-1 Distribution and Service Plan for the Fund. The amount payable under the Distribution and Service Plan is 0.05% of the Fund's average daily net assets to broker and financial institutions that provide distribution and selling services and personal services to its clients who are shareholders. Distribution and selling services would be provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by financial intermediaries, including KeyBank National Association and its affiliates, and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

     Because Rule 12b-1 fees would be paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     However, for the foreseeable future, no fees are expected to be paid. See the SAI for more details regarding this plan.

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

HOW TO BUY SHARES

Once the Fund has received a completed application, you can buy shares through a financial intermediary or through the Fund. All you need to do to get started is to fill out an application. The minimum investment required to open an account is $10,000,000.

     If your purchase request is received in good order and accepted by 5:00 p.m. Eastern Time, payment must be received in or converted into Federal Funds by the Fund's custodian by 6:00 p.m. If payment is not received by 6:00 p.m. Eastern Time on the day the purchase order is received and accepted, the purchase order will be cancelled, and the investor will be responsible for any costs incurred by the Fund associated with the cancellation. You must call the Transfer Agent before 5:00 p.m. to obtain proper wiring instructions, including a reference number. You cannot purchase your shares at www.VictoryConnect.com.

KEEP THESE ADDRESSES HANDY FOR PURCHASES, EXCHANGES, OR REDEMPTIONS.

[GRAPHIC]

BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank or intermediary may charge a fee. Financial intermediaries may impose other restrictions as to account minimums, fees or cut-off time for purchase requests. You must always call 866-689-6999 and obtain a reference number BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions. Your purchase request must include proper wire instructions, the reference number, your account number and both the Fund number and Fund name. Transmit your investment to:

The Bank of New York
Institutional Liquid Reserves Fund

[GRAPHIC]

BY TELEPHONE

866-689-6999

[SIDENOTE]


When you buy shares of the Fund, your cost will normally be $1.00 per share.

STATEMENTS AND REPORTS

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

All purchases must be made by Federal Funds wire. The Fund may reject any purchase order in its sole discretion. You may only buy fund shares legally available in your state.

     If your account falls below the $10,000,000 minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

HOW TO SELL SHARES

THERE ARE A NUMBER OF CONVENIENT WAYS TO SELL YOUR SHARES.

To sell your shares call 866-689-6999. If your request is received in good order by 5:00 p.m. Eastern Time, YOUR REDEMPTION PROCEEDS WILL BE TRANSMITTED IN FEDERAL FUNDS TO A PREVIOUSLY DESIGNATED DOMESTIC FINANCIAL INSTITUTION, ORDINARILY BY 6:00 P.M. ON THE SAME DAY, AND THE SHARES WILL NOT RECEIVE THE DIVIDEND DECLARED ON THAT DAY. If you call after 5:00 p.m. Eastern Time, your funds will be wired on the next business day. Financial intermediaries may impose other restrictions as to account minimums, fees, wire changes or cut-off times for redemption requests. You cannot redeem your shares at www.VictoryConnect.com.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

       - The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

       - If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

       - The Fund may suspend your right to redeem your shares in the following circumstances:

         - During non-routine closings of the NYSE;

         - When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

         - When the SEC orders a suspension to protect the Fund's shareholders.

       - THE FUND RESERVES THE RIGHT TO PAY A PORTION "IN KIND," THAT IS, IN PORTFOLIO SECURITIES RATHER THAN CASH.


       - IF YOU CHOOSE TO HAVE YOUR REDEMPTION PROCEEDS MAILED TO YOU AND EITHER THE UNITED STATES POSTAL SERVICE IS UNABLE TO DELIVER THE REDEMPTION CHECK TO YOU OR THE CHECK REMAINS OUTSTANDING FOR AT LEAST SIX MONTHS, THE FUND RESERVES THE RIGHT TO REINVEST THE CHECK IN SHARES OF THE FUND AT ITS THEN CURRENT NET ASSET VALUE UNTIL YOU GIVE THE FUND DIFFERENT INSTRUCTIONS. NO INTEREST WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED REDEMPTION CHECKS.

ORGANIZATION AND MANAGEMENT OF THE FUND

MANAGEMENT

The Board of Trustees of The Victory Institutional Funds has the overall responsibility for the management of the Fund.

THE INVESTMENT ADVISER


The Fund has an Advisory Agreement with Victory Capital Management Inc. (the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2005, the Adviser and its affiliates managed assets totaling in excess of $56 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     For the fiscal year ended October 31, 2005, the Adviser was paid a management fee, after waivers, at an annual rate equal to 0.06% of the average daily net assets of the Fund.

     A discussion of the Board's considerations in approving the Advisory Agreement will appear in the Fund's Semi-Annual Report.

ADDITIONAL INFORMATION

FUND CLASSES

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

PERFORMANCE

The Fund may advertise its performance by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information may include the yield and effective yield of the Fund, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

OTHER SERVICE PROVIDERS

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS Fund Services, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Fund's shares. The Distributor is not affiliated with the Adviser.

     Bank of New York, One Wall Street, 4th Floor, New York, New York 10286, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.


     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, transfer agent, fund accountant and dividend disbursing agent for the Fund.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.

     Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

                IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF
                     ANY MATERIALS, PLEASE CALL THE FUND AT
                                  866-689-6999
                     OR PLEASE VISIT www.victoryconnect.com.


[SIDENOTE]


Some additional information you should know about the Fund.

FINANCIAL HIGHLIGHTS

INSTITUTIONAL LIQUID RESERVES FUND


The Financial Highlights table is intended to help you understand the Fund's financial performance for the period from August 2, 2004 (commencement of operations) through October 31, 2004 and the fiscal year ended October 31, 2005. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     These financial highlights reflect historical information about the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund's annual report, which is available by calling the Fund at 800-539-FUND and at www.VictoryConnect.com by clicking on Mutual Funds, Prospectus & Financial Reports.


                                                                            AUGUST 2,
                                                            YEAR              2004
                                                            ENDED            THROUGH
                                                         OCTOBER 31,       OCTOBER 31,
                                                            2005             2004(a)
NET ASSET VALUE, BEGINNING OF PERIOD                    $       1.000     $       1.000
---------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                         0.028             0.004
  Net realized losses from investment transactions                 --(b)             --
---------------------------------------------------------------------------------------
      Total from Investment Activities                          0.028             0.004
---------------------------------------------------------------------------------------
Distributions
  Net investment income                                        (0.028)           (0.004)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $       1.000     $       1.000
---------------------------------------------------------------------------------------
Total Return                                                     2.82%             0.38%(c)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)                       $     315,064     $     301,840
Ratio of expenses to average net assets                          0.14%             0.14%(d)
Ratio of net investment income to average net assets             2.71%             1.62%(d)
Ratio of expenses to average net assets*                         0.24%             0.25%(d)
Ratio of net investment income to average net assets*            2.61%             1.51%(d)

* During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Less than $0.001 per share.
(c)  Not annualized.
(d)  Annualized.

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                                       22

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                                       23

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                                       24

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                                       25

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                                       26

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                                       27

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                                       28

VICTORY INSTITUTIONAL FUNDS PRIVACY POLICY

PROTECTING THE PRIVACY OF INFORMATION

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than the Victory Institutional Funds. Therefore, Victory Institutional Funds do not provide opt-out options to their shareholders.

                         [Not a part of this Prospectus]

[VICTORY INSTITUTIONAL FUNDS(R) LOGO]                               PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   Boston, MA
                                                                Permit No. 57842

P.O. Box 182659

Columbus, OH 43218-2659

          IF YOU WOULD LIKE A FREE COPY OF THE STATEMENT OF ADDITIONAL
             INFORMATION OR WOULD LIKE TO REQUEST OTHER INFORMATION
               REGARDING THE FUND, YOU CAN CALL OR WRITE THE FUND.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS - Provide additional information about the Funds' investments. The annual report discusses market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


HOW TO OBTAIN INFORMATION

BY TELEPHONE: Call the Fund at 866-689-6999.

BY MAIL: The Victory Institutional Funds
         P.O. Box 182659
         Columbus, OH 43218-2659

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

ON THE INTERNET: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

                  Investment Company Act File Number 811-21564

                                                              VIF-ILR-PRO (3/06)

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE VICTORY INSTITUTIONAL FUNDS

                      INSTITUTIONAL DIVERSIFIED STOCK FUND

                       INSTITUTIONAL LIQUID RESERVES FUND

                                  March 1, 2006

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectuses of the Funds listed above, dated March 1, 2006, as amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into each prospectus. Copies of the prospectuses may be obtained by writing the Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

The Trust's audited financial statements for the fiscal year ended October 31, 2005 are incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-21584). You may obtain a copy of the Funds' latest annual report at no charge by writing to the address or calling the phone number noted above.



INVESTMENT ADVISER                           CUSTODIAN
Victory Capital Management Inc.              The Bank of New York

ADMINISTRATOR, TRANSFER AGENT,               INDEPENDENT REGISTERED PUBLIC
DIVIDEND DISBURSING AGENT AND                ACCOUNTING FIRM
SERVICING AGENT                              PricewaterhouseCoopers LLP
BISYS Fund Services Ohio, Inc.

DISTRIBUTOR                                  COUNSEL
Victory Capital Advisers, Inc.               Kramer Levin Naftalis & Frankel LLP


                                TABLE OF CONTENTS


                                                                          PAGE
General Information                                                          1
Investment Objectives, Policies and Limitations                              1
Instruments in Which the Funds Can Invest                                    5
   Debt Securities                                                           5
   Foreign Investments                                                      13
   Derivatives                                                              13
   Other Investments                                                        16
   Eligible Securities for the Liquid Reserves Fund                         18
Investment Strategies                                                       19
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities        21
Performance                                                                 23
Additional Purchase and Redemption Information                              27
Dividends and Distributions                                                 29
Taxes                                                                       30
Trustees and Officers                                                       37
Advisory and Other Contracts                                                43
Additional Information                                                      53
Appendix A -- Description of Security Ratings                              A-1
Appendix B -- Proxy Voting Policies and Procedures                         B-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.


The Victory Institutional Funds (the "Trust") was organized as a Delaware statutory trust on August 1, 2003. The Trust is an open-end management investment company consisting of two series of units of beneficial interest ("shares"). The Trust is comprised of two series: the Institutional Diversified Stock Fund (the "Diversified Stock Fund") and the Institutional Liquid Reserves Fund (the "Liquid Reserves Fund") (each a "Fund").

Much of the information contained in this SAI expands on subjects discussed in the prospectuses. Capitalized terms not defined herein are used as defined in the prospectus. No investment in shares of the Fund should be made without first reading the prospectus.


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

INVESTMENT OBJECTIVES.


Each Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.


INVESTMENT POLICIES AND LIMITATIONS.


The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

A Fund's classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company and sub-classified as a diversified investment company.

The following policies and limitations supplement each Fund's investment policies as set forth in its prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the "Board" or the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of a Fund's outstanding voting securities.

DIVERSIFIED STOCK FUND


1.       SENIOR SECURITIES.


The Diversified Stock Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.


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2.       UNDERWRITING.


The Diversified Stock Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.


3.       BORROWING.


The Diversified Stock Fund may not borrow money, except that as permitted under the 1940 Act, or by order of the Securities and Exchange Commission (the "SEC") and as interpreted or modified from time to time by regulatory authority having jurisdiction.


4.       REAL ESTATE.


The Diversified Stock Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.


5.       LENDING.

The Diversified Stock Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

6.       COMMODITIES.


The Diversified Stock Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).


7.       CONCENTRATION.


The Diversified Stock Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

LIQUID RESERVES FUND

1.       SENIOR SECURITIES.

The Liquid Reserves Fund may not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.       UNDERWRITING.

The Liquid Reserves Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

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3.       BORROWING.

The Liquid Reserves Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33-1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33-1/3% of the Fund's total assets must be repaid before the Fund may make additional investments. Notwithstanding the foregoing, as a non-fundamental policy, the Fund does not intend to borrow money for leveraging purposes.

4.       REAL ESTATE & COMMODITIES FUTURES.

The Liquid Reserves Fund may not buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

5.       LENDING.

The Liquid Reserves Fund may not make loans to other persons, except (a) by the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, the Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33-1/3% of the total assets of the Fund.

6.       DIVERSIFICATION.

The Liquid Reserves Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that in the case of CDs, time deposits and bankers' acceptances, up to 25% of the Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation.

7.       CONCENTRATION.

The Liquid Reserves Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities) if, as a result thereof, more than 25% of its total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of domestic banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).


NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

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DIVERSIFIED STOCK FUND


1.       ILLIQUID SECURITIES.


The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital Management, each Fund's investment adviser (the "Adviser"), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.


2.       SHORT SALES AND PURCHASES ON MARGIN.

The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.       OTHER INVESTMENT COMPANIES.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."


The Diversified Stock Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Trust from the SEC, the Fund may invest in other money market funds affiliated with the Adviser. The Adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

LIQUID RESERVES FUND

1.       ILLIQUID SECURITIES.

The Liquid Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.       SHORT SALES AND PURCHASES ON MARGIN.

The Liquid Reserves Fund may not (1) purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities) or (2) make short sales of securities.

3.       OTHER INVESTMENT COMPANIES.

The Liquid Reserves Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on
Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

4.       MISCELLANEOUS.

The Liquid Reserves Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. The Fund also will determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by nationally recognized ratings services, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

INSTRUMENTS IN WHICH THE FUNDS CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Funds may invest in accordance with their investment objective, policies and limitations, including certain transactions the Fund may make and strategies they may adopt. The Funds' investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectuses and this SAI. The following also contains a brief description of the risk factors related to these securities. A Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectuses and this SAI.

Unless otherwise noted, both Funds may invest in the securities described in this section.

DEBT SECURITIES.


CORPORATE AND SHORT-TERM OBLIGATIONS.


U.S. CORPORATE DEBT OBLIGATIONS include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities and stripped government securities. The Liquid Reserves Fund also may invest in zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund's securities will not affect cash income derived from these securities but may affect the Fund's net asset value per share ("NAV").

CONVERTIBLE AND EXCHANGEABLE DEBT OBLIGATIONS. The Diversified Stock Fund may invest in convertible and exchangeable debt obligations. A convertible debt obligation is typically a bond or preferred stock that may be

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converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.


An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.


SHORT-TERM CORPORATE OBLIGATIONS. The Diversified Stock Fund may invest in short-term obligations. These instruments are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

DEMAND FEATURES. A Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.


BANKERS' ACCEPTANCES are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

BANK DEPOSIT INSTRUMENTS. CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

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EURODOLLAR CDS. The Diversified Stock Fund may invest in Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.


EURODOLLAR TIME DEPOSITS are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank. The Diversified Stock Fund may invest in these instruments without limit (consistent with the Fund's other investment policies) and the Liquid Reserves Fund may invest up to 25% of its total assets in these instruments.

YANKEE CDS. The Diversified Stock Fund may invest in Yankee CDs, which are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

CANADIAN TIME DEPOSITS. The Diversified Stock Fund may invest in Canadian time deposits, which are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.


COMMERCIAL PAPER is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


A Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (I.E., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see Appendix A to this SAI.

SHORT-TERM FUNDING AGREEMENTS. The Diversified Stock Fund may invest in short-term funding agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

VARIABLE AND ADJUSTABLE RATE DEBT SECURITIES.

The Liquid Reserves Fund may invest in variable and adjustable rate debt securities.

VARIABLE AMOUNT MASTER DEMAND NOTES are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Although there is no secondary market for these notes, the Liquid Reserves Fund may demand payment of principal and accrued interest at any time and may resell the notes at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes typically are not rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for unrated commercial paper, and the Adviser will monitor continuously the issuer's financial status and ability to make payments due under the instrument. Where necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

VARIABLE RATE DEMAND NOTES are obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a

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short notice period, generally not to exceed seven days. The Liquid Reserves
Fund also may invest in participation variable rate demand notes, which provide the Fund with an undivided interest in underlying variable rate demand notes held by major investment banking institutions. Any purchase of variable rate demand notes will meet applicable diversification and concentration requirements.

VARIABLE AND FLOATING RATE NOTES. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Liquid Reserves Fund will only be those determined by the Adviser, under guidelines established by the Board, to pose minimal credit risks and to be of comparable quality, at the time of purchase, to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Bank letters of credit may secure variable or floating rate notes.

The maturities of variable or floating rate notes are determined as follows:

     1. A variable or floating rate note that is issued or guaranteed by the U.S. government or any agency thereof and that has a variable rate of interest readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     2. A variable or floating rate note, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     3. A variable or floating rate note that is subject to a demand feature scheduled to be paid in one year or more will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     4. A variable or floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, a note is "subject to a demand feature" where the Liquid Reserves Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

PRIME RATE INDEXED ADJUSTABLE RATE SECURITIES. Floating rate notes include prime rate-indexed adjustable rate securities, which are securities whose interest rate is calculated based on the prime rate, that is, the interest rate that banks charge to their most creditworthy customers. Market forces affecting a bank's cost of funds and the rates that borrowers will accept determine the prime rate. The prime rate tends to become standard across the banking industry when a major bank moves its prime rate up or down. The Liquid Reserves Fund may invest up to 10% of its total assets in prime rate indexed adjustable rate securities.

EXTENDIBLE DEBT SECURITIES are securities that can be retired at the option of the Liquid Reserves Fund at various dates prior to maturity. In calculating average portfolio maturity, the Fund may treat extendible debt securities as maturing on the next optional retirement date.

RECEIPTS AND ZERO COUPON BONDS.

RECEIPTS are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered

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interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs") and certificates of accrual on Treasury securities ("CATS"). The Diversified Stock Fund may invest up to 20% of its total assets in receipts and the Liquid Reserves Fund may invest in receipts without limit (consistent with the Fund's other investment policies).

ZERO COUPON BONDS. The Liquid Reserves Fund may invest in zero coupon bonds, which are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. This fluctuation increases in accordance with the length of the period to maturity. The Liquid Reserves Fund may invest in zero coupon bonds without limit, provided that the Fund satisfies the maturity requirements of Rule 2a-7 under the 1940 Act.


INVESTMENT GRADE AND HIGH QUALITY SECURITIES.


The Diversified Stock Fund may invest in "investment grade" obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. GOVERNMENT SECURITIES.


U.S. GOVERNMENT SECURITIES are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Diversified Stock Fund may invest up to 20% of its total assets in U.S. government securities and the Liquid Reserves Fund may invest in these securities without limit (consistent with the Fund's other investment policies).


WHOLLY OWNED GOVERNMENT CORPORATIONS include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop

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Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the
Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority ("TVA"); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

THE TENNESSEE VALLEY AUTHORITY, a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

MORTGAGE-BACKED SECURITIES.

MORTGAGE-BACKED SECURITIES are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.


Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (I.E., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which a Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. The Diversified Stock Fund may invest up to 20% of its total assets in these securities and the Liquid Reserves Fund may invest in these securities without limit (consistent with the Fund's other investment policies).

     FEDERAL FARM CREDIT BANK SECURITIES. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government; no assurance can be given that the U.S. government will provide financial support to this instrumentality.


     FEDERAL HOME LOAN BANK SECURITIES. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable

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rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

     U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (I.E., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (I.E., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.


     GNMA CERTIFICATES are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.


A Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by a Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Funds' policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When a Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.


     FHLMC SECURITIES. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities

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("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of BOTH principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

     FNMA SECURITIES. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

     SLMA SECURITIES. Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.


     COLLATERALIZED MORTGAGE OBLIGATIONS. The Diversified Stock Fund may invest in collateralized mortgage-backed securities ("CMOs"), which are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Fund may invest up to 20% of its total assets in these securities.

     NON-GOVERNMENT MORTGAGE-BACKED SECURITIES. The Diversified Stock Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.


The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.

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The impact of prepayment of mortgages is described under "Government
Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

FOREIGN INVESTMENTS.


The Diversified Stock Fund may invest up to 10% of its assets in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs"). Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks.


The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.


Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

DERIVATIVES.

FUTURES AND OPTIONS.

FUTURES CONTRACTS. The Diversified Stock Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The Commodity Futures Trading Commission (the "CFTC") regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been "sold," or "selling" a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Diversified Stock Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Diversified Stock Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures

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exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Diversified Stock Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Diversified Stock Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Diversified Stock Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. The Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Diversified Stock Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Diversified Stock Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if the Fund "covers" a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by a Fund.

In addition, the extent to which the Diversified Stock Fund may enter into transactions involving futures contracts may be limited by the Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Diversified Stock Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Diversified Stock Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Diversified Stock Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund have open positions in a futures contract or related option.

The Diversified Stock Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

The Diversified Stock Fund may invest in futures contracts in a manner consistent with its policies for investing in derivative instruments, as established by the Board. The Fund may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.

OPTIONS. The Diversified Stock Fund may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund may write covered calls on up to 25% of its total assets. The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised. The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option. The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone. The Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. The Fund retains the risk of loss should the value of the underlying security decline. The Fund also may enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     PUTS. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Diversified Stock Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally: (i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities; plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets. The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. The Fund also may use puts, under certain circumstances, to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets. See "Variable and Floating Rate Notes" and "Valuation" in this SAI.

The Diversified Stock Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intend to acquire puts only from dealers, banks and broker-dealers that, in the Adviser's opinion, present minimal credit risks.


OTHER INVESTMENTS.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.


Under the supervision of the Board, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid.

In addition, the Diversified Stock Fund considers over-the-counter options to be illiquid. With respect to over-the-counter options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than the allowable percentage of its net assets were invested in illiquid securities (15% for the Diversified Stock Fund and 10% for the Liquid Reserves Fund), the Fund would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. The Diversified Stock Fund may invest up to 20% of its total assets in restricted securities, which are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

PARTICIPATION INTERESTS. The Diversified Stock Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

WARRANTS are securities that give the Diversified Stock Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Fund may invest up to 10% of its total assets in warrants.

REFUNDING CONTRACTS. The Diversified Stock Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

STANDBY COMMITMENTS. The Diversified Stock Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Fund may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

OTHER INVESTMENT COMPANIES. A Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, a Fund may invest in the money market funds of the Trust.

With respect to the Liquid Reserves Fund, the Adviser will waive the portion of its fee attributable to the assets of the Fund invested in such money market funds to the extent required by the laws of any jurisdiction in which shares of the Fund are registered for sale.

EXCHANGE TRADED FUNDS. The Diversified Stock Fund may invest in exchange-traded funds ("ETFs"), which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

     RISK FACTORS ASSOCIATED WITH INVESTMENTS IN ETFS. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Diversified Stock Fund would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.


Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.


PREFERRED STOCKS. The Diversified Stock Fund may invest up to 35% of its total assets in preferred stocks. Preferred stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights.

REAL ESTATE INVESTMENT TRUSTS. The Diversified Stock Fund may invest up to 25% of its total assets in real estate investment trusts ("REITs"). REITs are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.

ELIGIBLE SECURITIES FOR THE LIQUID RESERVES FUND.

High-quality investments are those obligations that, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO; (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e. are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments described in (i) and (ii). For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Liquid Reserves Fund. (The above described securities that may be purchased by the Fund are referred to as "Eligible Securities.")

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating, or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, this obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

Pursuant to Rule 2a-7 under the 1940 Act, the Liquid Reserves Fund maintains a dollar-weighted average portfolio maturity that does not exceed 90 days.

The Appendix of this SAI identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Liquid Reserves Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


INVESTMENT STRATEGIES.

The Fund's principal investment strategies are described in the prospectus. To carry out its investment strategy, the Fund may engage in one or more of the following activities:


TEMPORARY DEFENSIVE MEASURES. For temporary defensive purposes in response to market conditions, either Fund may hold up to 100% of its assets in cash and the Diversified Stock Fund may hold high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with a Fund's investment objective.

REPURCHASE AGREEMENTS. Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). The Diversified Stock Fund may invest up to 20% of its total assets in repurchase agreements and the Liquid Reserves Fund may invest in these instruments without limit (consistent with the Fund's other investment policies). Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among the Funds and other investment companies that it manages into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.


REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.


SECURITIES LENDING TRANSACTIONS. The Diversified Stock Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Fund will limit its securities lending to 33-1/3% of total assets.

SHORT SALES AGAINST-THE-BOX. The Diversified Stock Fund will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued securities for speculative purposes, but only in furtherance of their investment objectives.

DELAYED-DELIVERY TRANSACTIONS. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because neither Fund is required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.


A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

SECONDARY INVESTMENT STRATEGIES. In addition to the principal strategies described in the prospectus, the Diversified Stock Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.


DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.


Each Fund's NAV is determined and the shares of the Fund are priced as of the valuation time indicated in the relevant prospectus on each Business Day. With respect to the Diversified Stock Fund, a "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. With respect to the Liquid Reserves Fund, a "Business Day" is a day on which the NYSE and the Federal Reserve Bank of Cleveland are open.

DIVERSIFIED STOCK FUND

Each equity security held by the Diversified Stock Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price ("NOCP"). Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Diversified Stock Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

LIQUID RESERVES FUND

USE OF THE AMORTIZED COST METHOD. The Liquid Reserves Fund uses the amortized cost method to determine its NAV. The Fund's use of the amortized cost method of valuing its instruments depends on its compliance with certain conditions contained in Rule 2a-7 of the 1940 Act. Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objectives.

The amortized cost method of valuation involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Liquid Reserves Fund would receive if it sold the instrument. The value of securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Liquid Reserves Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. Should the disposition of a security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

MONITORING PROCEDURES. The Board also has established procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the NAV of the Liquid Reserves Fund, for purposes of sales and redemptions, at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV of the Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 0.5% ($0.005), Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or using a NAV determined by using available market quotations.

Rule 2a-7 requires that money market funds limit their investments to instruments that, in the opinion of the Board, present minimal credit risks and are "Eligible Securities" as defined in Rule 2a-7. See "Investments in Which the Funds Can Invest -- Eligible Securities for the Liquid Reserves Fund." An Eligible Security generally must be rated by at least one NRSRO. Such rating may be of the particular security or of a class of debt obligations or a debt obligation in that class that is comparable in priority and security issued by that issuer. If the instruments are not rated, the Board or its delegate must determine that the instruments are of comparable quality.

The Liquid Reserves Fund will limit the percentage allocation of its investment so as to comply with Rule 2a-7, which generally limits to 5% of total assets the amount that may be invested in the securities of any one issuer. Rule 2a-7 provides an exception to this 5% limit: the Fund may invest up to 25% of its total assets in the First-Tier Securities (as that term is defined by Rule 2a-7) (generally, a First-Tier Security is a security that has received a rating in the highest short-term rating category) of a single issuer for a period of up to three days after the purchase of such a security.

The Liquid Reserves Fund will purchase only First-Tier Securities. However, the Fund will not necessarily dispose of a security if it ceases to be a First-Tier Security, although if a First-Tier Security is downgraded to a Second-Tier Security (as that term is defined by Rule 2a-7), the Adviser will reassess promptly whether such security continues to present minimal credit risks and will cause the Fund to take such action as it determines is in the best interests of the Fund and its shareholders.

Rule 2a-7 imposes special diversification requirements on puts. Generally, with respect to 75% of its total assets, immediately after the acquisition of a put, a money market fund may have no more than 10% of its total assets invested in securities issued by, or subject to puts from, the same institution. With respect to the remaining 75% of its total assets, a money market fund may invest more than 10% of its assets in puts issued by a non-controlled person so long as the puts are First-Tier Securities. Where a put is a Second-Tier Security, no more than 5% of the money market fund's total assets may be invested in securities issued by, or subject to puts from, the same institution.

The Liquid Reserves Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, any unrealized appreciation or depreciation of the portfolio affects neither the amount of daily income nor the NAV.

In periods of declining interest rates, the indicated daily yield on shares of the Liquid Reserves Fund computed by dividing the annualized daily income on the Fund's portfolio by the NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


PERFORMANCE.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.


Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for shares of the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in a Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of a Fund are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

DIVERSIFIED STOCK FUND

STANDARDIZED YIELD. The "yield" (referred to as "standardized yield") of the Diversified Stock Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:


          Standardized Yield = 2 [(a-b + 1) (TO THE POWER OF 6) - 1]
                                   ---
                                   cd

 The symbols above represent the following factors:
     a =    dividends and interest earned during the 30-day period.
     b =    expenses accrued for the period (net of any expense reimbursements).
     c =    the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
     d =    the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" described below.


DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time the Diversified Stock Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:


DIVIDEND YIELD           =     DIVIDENDS FOR A PERIOD OF ONE-YEAR
                               ----------------------------------
                               MAX. OFFERING PRICE (LAST DAY OF PERIOD)

TOTAL RETURNS -- GENERAL. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectus.


TOTAL RETURNS BEFORE TAXES. The "average annual total return before taxes" of the Diversified Stock Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:


         (ERV/P) (TO THE POWER OF 1/n)-1 = AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

         ERV - P - TOTAL RETURN BEFORE TAXES
         -------
            P


TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS. The "average annual total return after taxes on distributions" of the Diversified Stock Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:


        (ATV SUB(D)/P) (TO THE POWER OF 1/n) -1 = AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS


TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS. The "average annual total return after taxes on distributions and redemptions" of the Diversified Stock Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:


         (ATV SUB(DR)/P)(TO THE POWER OF 1/n)-1 = AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

         ATV SUB(DR) - P = TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
         ---------------
                 P


From time to time the Diversified Stock Fund also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end sales charges or contingent deferred sales charges "CDSCs")) and takes into consideration the reinvestment of dividends and capital gains distributions.

LIQUID RESERVES FUND

YIELD. The Liquid Reserves Fund calculates the yield daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

     - determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares;

     - dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and

     -      multiplying the base period return by (365/7).

To the extent that financial institutions and broker/dealers, if any, charge fees in connection with services provided in conjunction with the Liquid Reserves Fund, the yield will be reduced for those shareholders paying those fees.

EFFECTIVE YIELD. The Liquid Reserves Fund's effective yields is computed by compounding the unannualized base period return by:

     -      adding 1 to the base period return;

     -      raising the sum to the 365/7th power; and

     -      subtracting 1 from the result.

The yield and effective yield of the Liquid Reserves Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Liquid Reserves Fund's return, including the effect of reinvesting dividends and net capital gain distributions (if any) and any change in the NAV of the Fund over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years. While average annual total returns (or "annualized total return") are a convenient means of comparing investment alternatives, investors should realize that performance for the Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. When using total return and yield to compare the Fund with other mutual funds, investors should take into consideration permitted portfolio composition methods used to value portfolio securities and computing offering price.

In addition to average annual total returns, the Liquid Reserves Fund, may quote unaveraged or cumulative total returns reflecting the total income over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.


OTHER PERFORMANCE COMPARISONS.


From time to time a Fund may publish the ranking of its performance or the performance of the Fund by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Diversified Stock Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Diversified Stock Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund's total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Diversified Stock Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Diversified Stock Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. The Funds' performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.


When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. The Liquid Reserves Fund seeks to maintain a fixed price per share.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.


The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") And Valuing Portfolio Securities" is subject to change. When the NYSE is closed, trading is restricted for any reason other than its customary weekend or holiday closings or under emergency circumstances as determined by the SEC to warrant such action, or when (in the case of the Liquid Reserves Fund) the Federal Reserve Bank of Cleveland is closed, a Fund may not be able to accept purchase or redemption requests. A Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.


The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.


Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days' notice prior to terminating or modifying a Fund's exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at each Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.


PURCHASING SHARES.


The Adviser or the Victory Capital Advisers, Inc., (the "Distributor"), from its own resources, makes payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments.

The Adviser may pay McDonald Investments Inc., an affiliate of the Adviser ("McDonald"), a fee equal to an annual rate of 0.05% of the average daily net assets of Liquid Reserves Fund shares held at McDonald. During the fiscal year ended October 31, 2005, no such payments to McDonald were made.

The Adviser (or its affiliates), from its own resources, may make substantial payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. The following table summarizes these arrangements as of December 31, 2005. For the fiscal year ended October 31, 2005, no such payments were made.



                                                             MAXIMUM ANNUAL FEE AS A
                                                             PERCENTAGE OF FUND AVERAGE
BROKER-DEALER                                                DAILY NET ASSETS
---------------------------------------------------------------------------------------
Comerica Bank                                                         0.05%
Charles Schwab & Co.                                                  0.10%
Charles Schwab & Co. (Retirement Plan Services)                       0.10%
Sungard Instutional Brokerage Inc.                                    0.05%
T. Rowe Price                                                         0.05%

In addition to the payments described above, the Adviser (or its affiliates), from their own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. For the fiscal year ended October 31, 2005, no such payments were made.


SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE.


Each Fund is sold and redeemed at NAV, without any initial sales charge or CDSC. As of October 31, 2005, the maximum offering price per share of the Diversified Stock Fund was $10.19 and the maximum offering price of the Liquid Reserves Fund was $1.00.


DIVIDENDS AND DISTRIBUTIONS.


The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. Each Fund ordinarily declares and pays dividends from its net investment income. Each Fund declares and pays capital gains dividends, if any, annually. The Diversified Stock Fund declares and pays dividends quarterly.

The Liquid Reserves Fund declares non-capital gains dividends daily and pays them monthly. The amount of the Fund's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund.


For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.


Information set forth in the prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectuses and this SAI is based on tax law in effect on the date of the prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (I.E., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (I.E., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.


If the Fund has a net capital loss (I.E., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for December 2005 is 4.40%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (for taxable years beginning after October 2004) net income from interests in qualified publicly traded partnerships (the "Income Requirement").


In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.


Certain transactions that may be engaged in by the Diversified Stock Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

The Diversified Stock Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

The Diversified Stock Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Diversified Stock Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.


Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.


In addition to satisfying the Income Requirement described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or (for Fund taxable years beginning after October 22, 2004) the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal

Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of non-corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS.


Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.


No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.


Dividends received by a Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is (i) a PFIC, or (ii) a foreign personal holding company or a foreign investment company (for taxable years that begin on or after December 31, 2004), will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).


A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.


Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The federal alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for non corporate taxpayers and 20% for the corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("ATMI") over an exemption amount. Exempt interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non corporate taxpayers. In addition, exempt interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI.

Investment income that the Fund receives from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemptions from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

SALE OR REDEMPTION OF SHARES.


The NAV of the Diversified Stock Fund is expected to fluctuate. Although the Liquid Reserves Fund seeks to maintain a stable NAV of $1.00 per share, there can be no assurance that the Fund will do this. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


FOREIGN SHAREHOLDERS.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by a Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).


If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION, LOCAL TAX CONSIDERATIONS.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

TRUSTEES AND OFFICERS.

BOARD OF TRUSTEES.


Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not

"interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. In addition to the Trust, each Trustee oversees one portfolio in The Victory Variable Insurance Funds and 20 portfolios in The Victory Portfolios. The Victory Variable Insurance Funds and The Victory Portfolios are registered investment companies that, together with the Trust, comprise the "Victory Fund Complex." There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


INDEPENDENT TRUSTEES.


                              POSITION             DATE                                                            OTHER
                              HELD WITH          COMMENCED               PRINCIPAL OCCUPATION               DIRECTORSHIPS HELD IN
NAME AND AGE                  THE TRUST           SERVICE                 DURING PAST 5 YEARS                  PUBLIC COMPANIES
----------------------------  --------------  ----------------  ------------------------------------------  ---------------------
Mr. David Brooks Adcock, 54   Trustee         February 2005     General Counsel, Duke University and Duke   Durham Casualty Co.,
                                                                University Health System.                   Ltd.

Mr. Nigel D. T. Andrews, 58   Vice Chair      August 2003       Retired (since 2001); Managing Director     Chemtura Corporation;
                              and Trustee                       (2000-2001), Internet Capital Group         Old Mutual plc.
                                                                (venture capital); Executive Vice
                                                                President (1993-2000), GE Capital
                                                                (financial services).

Ms. E. Lee Beard, 54          Trustee         February 2005     Principal Owner (since 2005) The Henlee     None.
                                                                Group, LLC; President/Owner (2003-2005)
                                                                ELB Consultants; President, Chief
                                                                Executive Officer and Director
                                                                (1998-2003) Northeast Pennsylvania
                                                                Financial Corp. (full service financial
                                                                services); President, Chief Executive
                                                                Officer and Director (1993-2003), First
                                                                Federal Bank (full service financial
                                                                services).

Ms. Jakki L. Haussler, 48     Trustee         February 2005     Chairman and Chief Executive Officer,       None.
                                                                Opus Capital Management, Inc. (asset
                                                                management); Partner (since 2002), Adena
                                                                Ventures, LP (venture capital); Managing
                                                                Director (since 2001), Capvest Venture
                                                                Fund, LP (venture capital).

Ms. Frankie D. Hughes, 53     Trustee         August 2003       Principal and Chief Investment Officer,     None.
                                                                Hughes Capital Management, Inc. (fixed
                                                                income asset management).

                              POSITION             DATE                                                            OTHER
                              HELD WITH          COMMENCED               PRINCIPAL OCCUPATION               DIRECTORSHIPS HELD IN
NAME AND AGE                  THE TRUST           SERVICE                 DURING PAST 5 YEARS                  PUBLIC COMPANIES
----------------------------  --------------  ----------------  ------------------------------------------  ---------------------
Ms. Lyn Hutton, 56            Trustee         August 2003       Executive Vice President and Chief          Chittenden
                                                                Investment Officer, The Commonfund for      Corporation.
                                                                Nonprofit Organizations (since January
                                                                2003); Vice President and Chief Financial
                                                                Officer, John D. & Catherine T. MacArthur
                                                                Foundation (grant making) (June
                                                                1998-January 2003).

Dr. Thomas F. Morrissey, 71   Trustee         August 2003       Professor (Emeritus since 2004),            None.
                                                                Weatherhead School of Management, Case
                                                                Western Reserve University.

Ms. Karen F. Shepherd, 65     Trustee         August 2003       Member, Shepherd Properties, LC and         UBS Bank USA;
                                                                Vincent Shepherd Investments, LC (real      OC Tanner Co.
                                                                estate investments); EMILY's List
                                                                (political action committee) (2002-2003);
                                                                U.S. Executive Director (1996-2002),
                                                                European Bank for Reconstruction and
                                                                Development.

Mr. Frank A. Weil, 75         Trustee         August 2003       Chairman, Abacus & Associates, Inc.         None.
                                                                (private investment firm).

Mr. Leigh A. Wilson, 61       Chair and       August 2003       Chief Executive Officer, New Century        Chair, Old Mutual
                              Trustee                           Living, Inc. (full service independent      Advisor Funds II
                                                                living for senior citizens); Director,      (18 portfolios).
                                                                The Mutual Fund Directors Forum, since
                                                                2004.


INTERESTED TRUSTEE.*

                              POSITION(S)           DATE                                                            OTHER
                              HELD WITH          COMMENCED               PRINCIPAL OCCUPATION               DIRECTORSHIPS HELD IN
NAME AND AGE                  THE TRUST           SERVICE                 DURING PAST 5 YEARS                  PUBLIC COMPANIES
----------------------------  --------------  ----------------  ------------------------------------------  ---------------------
Mr. Roger Noall, 70           Trustee         August 2003       Retired (since February 2000); Executive    Alleghany Corporation.
                                                                (1997-2000), KeyCorp.


The following standing Committees of the Board are currently in operation:
Investment, Business and Legal, Audit, Board Governance and Nominating, Agenda, and Oversight and Compliance. In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern. In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Investment Committee are Ms. Shepherd (Chair), Ms. Haussler (Vice Chair), Ms. Hughes and Ms. Hutton. The function of this Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.


----------
* Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

The members of the Business and Legal Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Andrews, Dr. Morrissey and Mr. Noall. The function of this Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock (Vice Chair), Mr. Andrews and Ms. Beard. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.


The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.


The Oversight and Compliance Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson, Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of this Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. This Committee also serves as the Qualified Legal Compliance Committee.


The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.


During the fiscal year ended October 31, 2005, the Board held six regular, one telephonic and four special meetings; the Audit Committee held five meetings; and the Investment, Business and Legal, Board Governance and Nominating, and Oversight and Compliance Committees each held four meetings. The Agenda Committee did not meet during this period. In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2005. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2006, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

INDEPENDENT TRUSTEES.


                                                        AGGREGATE DOLLAR RANGE OF OWNERSHIP OF
                  DOLLAR RANGE OF BENEFICIAL OWNERSHIP          SHARES OF ALL SERIES
     TRUSTEE                 OF FUND SHARES                 OF THE VICTORY FUND COMPLEX
     -------                 --------------                 ---------------------------
Mr. Adcock            None                              $1 -- $10,000
Mr. Andrews           None                              Over $100,000
Ms. Beard             None                              Over $100,000
Ms. Haussler          None                              $50,001 -- $100,000
Ms. Hughes            None                              Over $100,000
Ms. Hutton            None                              $10,001 -- $50,000
Dr. Morrissey         None                              Over $100,000
Ms. Shepherd          None                              Over $100,000
Mr. Wilson            None                              Over $100,000


INTERESTED TRUSTEE.

                                                        AGGREGATE DOLLAR RANGE OF OWNERSHIP OF
                  DOLLAR RANGE OF BENEFICIAL OWNERSHIP          SHARES OF ALL SERIES
     TRUSTEE                 OF FUND SHARES                 OF THE VICTORY FUND COMPLEX
     -------                 --------------                 ---------------------------
Mr. Noall             None                              Over $100,000

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.


As of January 1, 2005, the Victory Fund Complex pays each Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per-meeting fee. For each of the five regularly scheduled Board meetings, a Trustee will receive $5,000 if attended in person and $2,500 if attended by telephone. For each in-person Board meeting in excess of the five regularly scheduled meetings, the Complex pays each Trustee $3,000 if attended in person and $1,500 if attended by telephone. For each telephonic Board meeting in excess of the five regularly scheduled meetings, the Complex pays each attending Trustee $1,500, provided that the meeting has a written agenda and lasts at least 30 minutes. For any special Sub-Committee meetings or Special Committee meetings, participating Trustees receive $1,000, provided that the meeting has a written agenda and lasts at least one hour. The Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee and the Chief Compliance Officer from the Victory Fund Complex for the fiscal year ended October 31, 2005. As of October 31, 2005, there were 23 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.


INDEPENDENT TRUSTEES.


                                                         TOTAL COMPENSATION FROM THE
  TRUSTEE        AGGREGATE COMPENSATION FROM THE TRUST      VICTORY FUND COMPLEX
  -------        -------------------------------------      --------------------
Mr. Adcock                     $   3,671                       $    87,459
Mr. Andrews                        4,073                           110,000
Ms. Beard                          3,671                            83,459
Ms. Haussler                       3,585                            78,958

                                                         TOTAL COMPENSATION FROM THE
  TRUSTEE        AGGREGATE COMPENSATION FROM THE TRUST      VICTORY FUND COMPLEX
  -------        -------------------------------------      --------------------
Ms. Hughes                         3,716                           102,500
Ms. Hutton                         3,982                           108,000
Dr. Morrissey                      3,851                           115,500
Ms. Shepherd                       3,851                           108,500
Frank A. Weil*                     4,073                           117,000
Mr. Wilson                         5,904                           169,360


INTERESTED TRUSTEES.


                                                         TOTAL COMPENSATION FROM THE
  TRUSTEE        AGGREGATE COMPENSATION FROM THE TRUST      VICTORY FUND COMPLEX
  -------        -------------------------------------      --------------------
Mr. Noall                  $3,937 (100% deferred)        $107,000 (100% deferred)


CHIEF COMPLIANCE OFFICER.


                                                                           TOTAL COMPENSATION FROM
CHIEF COMPLIANCE OFFICER       AGGREGATE COMPENSATION FROM THE TRUST       THE VICTORY FUND COMPLEX
------------------------       -------------------------------------       ------------------------
Ms. Karen F. Haber(1)                              $ 6,893                            $ 194,400
Mr. Edward J. Veilleux(2)                   Not applicable                    Not applicable


----------

(1) Ms. Haber resigned as the Trusts' Chief Compliance Officer on October 26, 2005. In addition to the cash compensation shown above, Ms. Haber received employee benefits and was furnished office space and equipment.

(2) Mr. Veilleux was appointed to serve the Trusts' Chief Compliance Officer on October 26, 2005.


DEFERRED COMPENSATION


In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are invested in one or more series of The Victory Portfolios, as selected by the Trustee. Currently, only Mr. Noall has elected to defer a portion of his compensation as a Trustee under this program. As of December 31, 2005 the value of Mr. Noall's deferred compensation was equal to approximately $225,863 invested in the Diversified Stock Fund (of The Victory Portfolios) and $211,854 invested in the Stock Index Fund (of The Victory Portfolios).


OFFICERS.


The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services


----------

*    Mr. Weil retired from the Board on February 9, 2006.

Ohio, Inc. ("BISYS") receives fees from the Trust for serving as the Funds' administrator, transfer agent, dividend disbursing agent and servicing agent.





                                               DATE
                               POSITION WITH   COMMENCED
  NAME AND AGE                 THE TRUST       SERVICE         PRINCIPAL OCCUPATION DURING PAST 5 YEARS
  ------------                 ---------       -------         ----------------------------------------
  Mr. David C. Brown, 33       President       January 2006    Senior Managing Director, the Adviser.

  Mr. John A. Danko, 38        Vice President  February 2006   Director of Client Services, BISYS.

  Mr. Christopher K. Dyer, 44  Secretary       February 2006   Head of Mutual Fund Administration, the Adviser.

  Mr. Jay G. Baris, 52         Assistant       August 2003     Partner, Kramer Levin Naftalis & Frankel LLP.
                               Secretary

  Ms. Alaina Metz, 38          Assistant       August 2003     Chief Administrative Officer, BISYS.
                               Secretary

  Mr. David L. Hughes, 43      Treasurer       May 2005        Vice President and Treasurer, Financial Services
                                                               Department, BISYS, since February 2005; Chief
                                                               Financial Officer, Evergreen Investments from 2000 to
                                                               2004.

  Mr. Christopher E. Sabato,   Assistant       February 2005   Director of Financial Services, BISYS.
  37                           Treasurer

  Mr. Martin R. Dean, 42       Assistant       May 2004        Vice President, Compliance Services, BISYS.
                               Vice
                               President and
                               Anti-Money
                               Laundering
                               Compliance
                               Officer

  Mr. Edward J. Veilleux, 62   Chief           October 2005    President  of EJV  Financial  Services  (mutual  fund
                               Compliance                      consulting)  since 2002;  Director of Deutsche  Asset
                               Officer                         Management from 1987 to 2002.


ADVISORY AND OTHER CONTRACTS.

INVESTMENT ADVISER.


One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp. As of December 31, 2005, the Adviser and its affiliates managed assets totaling in excess of $56 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2005, KeyCorp had an asset base of approximately $93.1 billion, with banking and trust and investment offices throughout the United States. A subsidiary of KeyCorp, McDonald, a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

THE ADVISORY AGREEMENT.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Agreement"), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information -- Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.


The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.


The Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Under the Agreement, the Diversified Stock Fund pays the Adviser a management fee at an annual rate equal to 0.50% of the Fund's average daily net assets and the Liquid Reserves Fund will pay the Adviser a management fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

For the two fiscal years or periods ended October 31, 2005, the Adviser was paid the following advisory fees with respect to the Funds. The amount of fees paid to the Adviser is shown net of the amount of fee reduction.



      FUND                      2005                        2004
----------------------------------------------------------------------------
                     FEES PAID    FEE REDUCTION   FEES PAID    FEE REDUCTION
----------------------------------------------------------------------------
Diversified Stock    $  13,757(1) $      40,703         N/A              N/A
Liquid Reserves        263,024          300,549   $  60,099(2) $      47,512


----------

(1)  Period from June 27, 2005 (commencement of operations) to October 31, 2005.
(2)  Period from August 2, 2004 (commencement of operations) to October 31,
     2004.


PORTFOLIO MANAGERS.


This section includes information about the Diversified Stock Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the accounts indicated as a team.

OTHER ACCOUNTS


                                                                                           NUMBER OF OTHER ACCOUNTS
                                                             NUMBER OF OTHER ACCOUNTS    (TOTAL ASSETS)* SUBJECT TO A
                                                                  (TOTAL ASSETS)*               PERFORMANCE FEE
                 PORTFOLIO MANAGEMENT TEAM                    AS OF OCTOBER 31, 2005        AS OF OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------------
Mr. Lawrence G. Babin, Mr. Paul D. Danes and
   Ms. Carolyn M. Rains
      Other Investment Companies                                 2 ($3.0 billion)                    None
      Other Pooled Investment Vehicles                          5 ($825.7 million)                   None
      Other Accounts                                           1,633 ($4.6 billion)            5 ($829 million)



In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Diversified Stock Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled "Advisory and Other Contracts -- Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.


FUND OWNERSHIP


As of October 31, 2005, none of the Diversified Stock Fund's portfolio managers owned any of the Fund's shares.


COMPENSATION


Each of the Diversified Stock Fund's portfolio managers receives from the Adviser a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee). A manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on the manager's individual and investment performance results. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 150%. Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting. Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp's corporate philosophy and values, such as leadership and teamwork. Investment performance is based on investment performance of each portfolio manager's portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting. The overall performance results of each Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the "target," depending on results. For example, performance in an upper decile may result in an incentive bonus that is 150% of the "target" while below-average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Diversified Stock Funds' portfolio managers participate in the Adviser's long-term incentive plan, the results for which are based on the Adviser's business results. In addition to the compensation described above, each of


----------
*    Rounded to the nearest billion, or million, as relevant.

these portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock Fund.


CODE OF ETHICS.


Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics. The Adviser Code of Ethics applies to all Access Personnel (the Adviser's directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser's directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.


PROXY VOTING POLICIES AND PROCEDURES.


In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Diversified Stock Fund holds (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund's shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and
(iii) provide for the disclosure of the Fund's proxy voting records and the Policy.


The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust's Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC's website at www.sec.gov.

PORTFOLIO TRANSACTIONS.


     FIXED INCOME TRADING. Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. For the two fiscal years ended October 31, 2005, neither Fund paid brokerage commissions in connection with fixed-income transactions.

Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 1/8 or less, provided the order is actually filled at the bid or better for purchases and at the ask or better for sales; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large;
(4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

     MONEY MARKET TRANSACTIONS. The Liquid Reserves Fund does not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but the Adviser may seek to enhance the yield of the Fund by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The investment policies of the Fund require that investments mature in 397 days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of this Fund.

     EQUITY TRANSACTIONS. Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser's investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Diversified Stock Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds


Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.


It is the policy of the Adviser to obtain the "best execution" of its clients' securities transactions. The Adviser strives to execute each client's securities transactions in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect prevailing market rates. In addition, the Adviser will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Quarterly, the Adviser's research analysts and portfolio managers will participate in a broker vote. The Adviser's Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser's clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. As the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Diversified Stock Fund are made independently from those made for any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. The Adviser may combine transaction orders ("bunching" or "blocking" trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

     - Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.


     -    Allocation of all orders in a timely and efficient manner.

In some cases, "bunching" or "blocking" trades may affect the price paid or received by the Diversified Stock Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser's Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a "first-come, first-served" basis. At times, a rotation system may determine "first-come, first-served" treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.


If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.




In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.


In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

For the period from June 27, 2005 (commencement of operations) to October 31, 2005, the Diversified Stock Fund paid $39,993 in commissions in connection with equity transactions.

SECURITIES OF REGULAR BROKERS OR DEALERS. The SEC requires the Trust to provide certain information for the Fund with respect to its ownership of securities of their regular brokers or dealers (or their parents) during the Trust's most recent fiscal year. The following table identifies those brokers or dealers, the type of security and the value of the Fund's aggregate holdings of the securities of each such issuer as of October 31, 2005.

                                                     TYPE OF SECURITY
        FUND                  BROKER-DEALER          (DEBT OR EQUITY)      AGGREGATE VALUE
------------------------------------------------------------------------------------------
Diversified Stock      Morgan Stanley Dean Witter          Equity          $     562,000
Liquid Reserves        Deutsche Bank                       Debt               43,000,000
                       Morgan Stanley Dean Witter          Debt               50,000,000
                       Bank of New York                    Debt                6,000,000


AFFILIATED BROKERAGE. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or BISYS or its affiliates and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through McDonald. McDonald is an affiliate of KeyBank. All transactions with McDonald must be completed in accordance with procedures approved by the Board. The percentage of trades executed through McDonald for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by McDonald are consistent with best execution.


For the fiscal years ended October 31, 2004 and October 31, 2005, neither Fund paid any commissions to McDonald.

ALLOCATION OF BROKERAGE IN CONNECTION WITH RESEARCH SERVICES. The Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, may direct the Diversified Stock Fund's brokerage transactions to brokers because of research services provided. During the period from June 27, 2005 (commencement of operations) to October 31, 2005, the Diversified Stock Fund paid $963 to brokers providing research, which related to $828,239 in transactions. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

PORTFOLIO TURNOVER.

The Diversified Stock Fund's portfolio turnover rate, as stated in the prospectus, is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. For the period from June 27, 2005 (commencement of operations) to October 31, 2005, the Diversified Stock Fund's portfolio turnover rate was 28% (not annualized).


DISCLOSURE OF PORTFOLIO HOLDINGS


The Board has adopted policies with respect to the disclosure of each Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust's Chief Compliance Officer is responsible for monitoring each Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

NON-PUBLIC DISCLOSURES

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if:
(i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

As previously authorized by the Board and/or the Trust's executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any "affiliated person" of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.



                                                                              TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER               NAME OF SERVICE PROVIDER               PORTFOLIO HOLDINGS INFORMATION
------------------------------------------------------------------------------------------------------------------
Adviser                                Victory Capital Management Inc.        Daily

Distributor                            Victory Capital Advisers, Inc.         Daily

Custodian                              The Bank of New York                   Daily

Fund Accountant                        BISYS                                  Daily

Independent Registered Public          PricewaterhouseCoopers LLP             Annual Reporting Period: Within
Accounting Firm                                                               Accounting Firm, 15 business days of
                                                                              end of reporting period.
                                                                              Semiannual Reporting Period: within
                                                                              31 business days of end of reporting
                                                                              period.

Printer for Financial Reports          Merrill Corporation                    Up to 30 days before distribution to
                                                                              shareholders.

Legal Counsel, for EDGAR filings on    Kramer Levin Naftalis & Frankel LLP    Up to 30 days before filing with the
Forms N-CSR and Form N-Q                                                      SEC.

Ratings Agency                         Thompson Financial/Vestek              Monthly, within 5 days after the end
                                                                              of the previous month.

Ratings Agency                         Lipper/Merrill Lynch                   Monthly, within 6 days after the end
                                                                              of the previous month.

Ratings Agency                         Lipper/general subscribers             Monthly, 30 days after the end of
                                                                              the previous month.

Ratings Agency                         Standard & Poor's                      Weekly.

     These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

     There is no guarantee that a Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.


ADMINISTRATOR.


BISYS serves as administrator to the Fund pursuant to an administration agreement with the Trust dated August 1, 2004 (the "Administration Agreement"). BISYS assists in supervising all operations of the Fund (other than those performed by the Adviser under its agreement), subject to the supervision of the Board.

For the services rendered to the Fund and related expenses borne by BISYS, the Trust pays BISYS an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the
Funds: 0.03% for the first $100 million in assets and 0.02% for all assets exceeding $100 million. BISYS may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Fund available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years and for consecutive two-year terms thereafter, PROVIDED that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Administration Agreement provides that BISYS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, BISYS assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, BISYS may delegate all or any part of its responsibilities thereunder.

For the two fiscal years or periods ended October 31, 2005, BISYS was paid the following administration fees with respect to the Funds. The amount of fees paid to BISYS is shown net of the amount of fee reduction.



      FUND                      2005                        2004
----------------------------------------------------------------------------
                     FEES PAID    FEE REDUCTION   FEES PAID    FEE REDUCTION
----------------------------------------------------------------------------
Diversified Stock    $   8,698(1) $           0         N/A              N/A
Liquid Reserves        103,947                0   $  12,617(2) $           0


----------

(1)  Period from June 27, 2005 (commencement of operations) to October 31, 2005.
(2)  Period from August 2, 2004 (commencement of operations) to October 31,
     2004.


DISTRIBUTOR.


Victory Capital Advisers, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement with the Trust dated August 1, 2004. The Distributor is not affiliated with the Adviser but is affiliated with BISYS, the Fund's administrator. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Funds for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.


TRANSFER AGENT.


BISYS also serves as transfer agent for the Funds pursuant to a transfer agency agreement with the Trust dated August 1, 2004. Under its agreement with the Trust, BISYS has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations.


RULE 12b-1 DISTRIBUTION AND SERVICE PLAN.


DIVERSIFIED STOCK FUND

     "DEFENSIVE" RULE 12b-1 PLAN. The Trust has adopted a "defensive" Rule 12b-1 Plan on behalf of the Diversified Stock Fund. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to the Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Diversified Stock Fund. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Diversified Stock Fund and its shareholders. In particular, the Board noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

LIQUID RESERVES FUND

The Board has adopted a Rule 12b-1 Plan on behalf of the Liquid Reserves Fund, pursuant to which shares of the Fund pay the Distributor a distribution and service fee of 0.05%. The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of shares, including but not limited to: (i) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; and (iii) payments to salesmen and selling dealers at the time of the sale of shares, if applicable, and continuing fees to each such salesman and selling dealers, which fee shall begin to accrue immediately after the sale of such shares. Fees may also be used to pay persons, including but not limited to the Fund's transfer agent, any sub-transfer agents, or any administrators, for providing services to the Fund and its shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding the Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by the Fund's transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under this Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee received by the Distributor. The Liquid Reserves Fund currently is not making any payments under the Rule 12b-1 Plan.


FUND ACCOUNTANT.


BISYS also serves as fund accountant for the Fund pursuant to a fund accounting agreement with the Trust dated August 1, 2004. As fund accountant, BISYS calculates the Fund's NAV, the dividend and capital gain distribution, if any, and the yield. BISYS also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. BISYS is entitled to receive an annual fee of $25,000 from each Fund for fund accountant services. For the two fiscal years or periods ended October 31, 2005, BISYS earned the following fund accounting fees with respect to the Funds, after waivers and reimbursements.



          FUND                            2005           2004
----------------------------------------------------------------
Diversified Stock                    $  12,486(1)         N/A
Liquid Reserves                         31,840       $  9,838(2)


----------

1.   Period from June 27, 2005 (commencement of operations) to October 31, 2005.
2.   Period from August 2, 2004 (commencement of operations) to October 31,
     2004.


CUSTODIAN.


Cash and securities owned by each Fund are held by The Bank of New York, located at One Wall Street, 4th Floor, New York, New York, 10286 ("BNY") as custodian pursuant to a Custodian Agreement dated August 2, 2004. Under the Custodian Agreement, BNY (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. BNY may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, PROVIDED that BNY shall remain liable for the performance of all of its duties under the Custodian Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's independent registered public accounting firm.


LEGAL COUNSEL.


Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, is the counsel to the Trust.


EXPENSES.


Each Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings and any extraordinary expenses incurred in the Fund's operation.

ADDITIONAL INFORMATION.

DESCRIPTION OF SHARES.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001.

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.


Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectuses and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.


PRINCIPAL HOLDERS OF SECURITIES.


The names and addresses of the record holders and, to the best knowledge of the Trust, the beneficial owners of, 5% or more of the outstanding shares of the Funds' equity securities as of January 31, 2006, and the percentage of the outstanding shares held by such holders are set forth in the following table. As shown in the table, Goodyear Tire & Rubber, 1144 E. Market Street, Akron, Ohio 44316, beneficially owned over 25% of the Institutional Liquid Reserves Fund as of January 31, 2006 and, therefore, was deemed to control the Fund as of that date. As none of the accounts shown in the table beneficially owned over 25% of the Diversified Stock Fund's shares, none of these accounts was deemed to control that Fund as of January 31, 2006.



                                                                                 PERCENT OWNED OF    PERCENT OWNED
             FUND                         NAME AND ADDRESS OF OWNER                  RECORD           BENEFICIALLY
------------------------------------------------------------------------------------------------------------------
Institutional Liquid Reserves          Goodyear Tire & Rubber                        39.34%              39.34%
                                       1144 E. Market Street
                                       Akron, OH  44316

                                       Albany Medical Center Hospital                12.29%              12.29%
                                       43 New Scotland Avenue MC 161
                                       Albany, NY  12208

                                       SNBOC and Company                             11.72%
                                       4900 Tiedeman Road
                                       Cleveland, OH  44144

Diversified Stock                      Charles Schwab & Company Inc.                 31.18%
                                       101 Montgomery Street
                                       Attn:  Mutual Funds Department
                                       San Francisco, CA  94104

                                       Bank of New York                              13.35%              13.35%
                                       Ametek Bermuda
                                       37 N. Valley Road
                                       Paoli, PA  19301

                                       SEI Private Trust Company                     13.31%
                                       One Freedom Valley Drive
                                       FBO SunTrust Bank
                                       Oaks, PA  19456

                                                                                 PERCENT OWNED OF    PERCENT OWNED
             FUND                         NAME AND ADDRESS OF OWNER                  RECORD           BENEFICIALLY
------------------------------------------------------------------------------------------------------------------
                                       Hubco Regions Bank                            10.85%
                                       PO BOX 830688
                                       Attn:  Trust Operations
                                       Birmingham, AL  35283

                                       Williamette Falls Hospital                     9.83%               9.83%
                                       1500 Division Street
                                       Oregon City, OR  97045

                                       Houvis & Company                               9.30%
                                       PO BOX 12365
                                       Birmingham, AL  35202



Shareholders of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual Fund or class, and (2) when the Board has determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon.


There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (I.E., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.


SHAREHOLDER AND TRUSTEE LIABILITY.

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.


FINANCIAL STATEMENTS.

The audited financial statements of the Trust, with respect to both Funds, for the fiscal year or period ended October 31, 2005 are incorporated by reference herein.


MISCELLANEOUS.


As used in the prospectuses and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Board. The Board may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular Fund will be the relative NAV of each respective Fund at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board and will be in accordance with generally accepted accounting principles. Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the prospectuses and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

THE PROSPECTUSES AND THIS SAI ARE NOT AN OFFERING OF THE SECURITIES DESCRIBED IN THESE DOCUMENTS IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUSES AND THIS SAI.

APPENDIX A.

DESCRIPTION OF SECURITY RATINGS


The NRSROs that the Adviser may utilize with regard to portfolio investments for the Funds include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.


MOODY'S

     LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds). The following describes the long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa -- Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A -- Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Moody's assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

- Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

-    Notes allowing for negative coupons, or negative principal.

- Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. As with all ratings, Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

     SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's short-term debt ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     SPECULATIVE GRADE LIQUIDITY RATINGS. Moody's Speculative Grade Liquidity ratings are opinions of an issuer's relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 -- Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 -- Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer's ability to access committed sources of financing is highly likely based on Moody's evaluation of near-term covenant compliance

S&P

     LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue credit ratings are based, in varying degrees, on the following considerations:

- Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

-    Nature of and provisions of the obligation;

- Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

L -- Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

P -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

PI -- Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

T -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

     SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's short-term debt ratings.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet Its financial commitment on the obligation Is satisfactory.

FITCH

     INTERNATIONAL LONG-TERM CREDIT RATINGS

          INVESTMENT GRADE

AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity Is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments Is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     INTERNATIONAL SHORT-TERM CREDIT RATINGS. The following describes Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     NOTES TO LONG- AND SHORT-TERM RATINGS:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'

`NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

APPENDIX B.

PROXY VOTING POLICIES AND PROCEDURES

                             THE VICTORY PORTFOLIOS
                         THE VICTORY INSTITUTIONAL FUNDS
                      THE VICTORY VARIABLE INSURANCE FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the "Trusts") each have adopted these Proxy Voting Policies and Procedures ("Policies") to:

     - ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

     - address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Funds or of Victory Capital Management Inc. ("Victory Capital Management") or the principal underwriter of the Funds (or their affiliates) (all referred to as "Affiliated Persons") on the other;

     - provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

     - provide for the disclosure of the Funds' proxy voting records and these Policies.

I.   DELEGATION TO VICTORY CAPITAL MANAGEMENT

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.  DISCLOSURE

A.   VOTING RECORDS

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

     -    the name of the issuer of the portfolio security

     -    the exchange ticker symbol of the portfolio security

     -    the CUSIP number for the portfolio security

     -    the shareholder meeting date

     -    a brief identification of the matter voted upon

     -    whether the matter was proposed by the issuer or by a security holder

     -    whether the Portfolio cast a vote and, if so, how the vote was cast

     -    whether the vote cast was for or against management of the issuer

B.   DISCLOSURE THE POLICIES AND HOW TO OBTAIN INFORMATION

     1. DESCRIPTION OF THE POLICIES. The Funds' statement of additional information ("SAI") shall describe these Policies, including the Procedures.

     2. HOW TO OBTAIN A COPY OF THE POLICIES. The Funds shall disclose in all shareholder reports that a description of these Policies is available

          -    without charge, upon request, by calling a toll-free number; and

          -    at the SEC's website, www.sec.gov.

     3. HOW TO OBTAIN A COPY OF PROXY VOTES. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

          -    without charge, upon request, by calling a toll-free number; and

          -    at the SEC's website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III. REVIEW BY TRUSTEES

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request. This report shall:

     - describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

     - summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser's Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

EXHIBIT A TO PROXY VOTING PROCEDURES OF THE VICTORY PORTFOLIOS AND THE VICTORY VARIABLE INSURANCE FUNDS

                     VICTORY CAPITAL MANAGEMENT INC. POLICY

Section: Investments - General                        Policy No. H. 1-2

Effective Date: April 17, 1997

                               PROXY VOTING POLICY

     When VICTORY's accounts hold stock which VICTORY will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with (1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) principles of fiduciary law which require the fiduciary to act in the best interests of the account. Thus, in voting such stock, VICTORY will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

     In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, VICTORY will take into account, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities, potential legal issues arising from the proposal, and the effect of the proposal on future prospects of the issuer), the makeup of the issuer's board of directors, including the number and quality of both management and non-management directors, the likelihood of a change in such makeup or quality of directors, the necessity of providing the directors with sufficient tools and flexibility to properly discharge their duties as directors, the desirability of providing directors with sufficient time to carefully consider any proposals made to the issuer that might significantly affect the result or nature of activities or ownership of the issuer, and the quality of communications from the corporation to its shareholders.

     Where VICTORY has an obligation to vote, (1) all stock, by proxy or in person, will be voted, (2) a written record of such voting will be kept by VICTORY or its designated affiliate, and (3) the Proxy and Corporate Activities Committee will supervise the voting of stock (subject to the review of VICTORY's Chief Investment Officers and senior management of the Bank or Trust Company) and will establish procedures to carry out this function consistent with the foregoing principles.

                             PROXY VOTING PROCEDURE

     The Proxy and Corporate Activities Committee (the "Committee") determines how proxies are to be voted and/or recommended to be voted in those instances where VICTORY has a holding of the security for which it has sole or shared authority to vote proxies. The Committee will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long- and short-term, of the account. Except where required under the terms of the governing instrument, social interests shall not be among the criteria employed by the Committee. VICTORY's investment research department's opinion concerning the management and prospects of the issuer may be taken into account, where appropriate, with special consideration given to the Master List issuers held in VICTORY's model portfolios. Insufficient information or vague or ambiguous wording may indicate that a vote against a proposal is appropriate even though the Committee agrees with the principle of the proposal. In considering anti-takeover provisions, consideration may be given to whether or not the proposal is part of a package of anti-takeover proposals or whether other anti-takeover measures are already in place.

     The following proposals are generally approved:

     1.   Election of management's nominees for Directors.

     2.   Appointment of Auditors.

     3.   Change in the date or location of annual meetings.

     4. For investment companies, continuation of company management, investment adviser or distribution contracts.

     5. Transaction of such other business as may properly come before the meeting.

     6.   Receiving and/or approving financial reports.

     7.   Indemnification of Directors.

     8.   Stock splits and stock dividends.

     9.   Authority to issue additional debt.

     10.  Change in the number of authorized common shares.

     11.  Corporate name change.

     12.  Change in investment company agreements with advisers.

     13. Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10

     14.  Removal of a Director only for cause.

     15.  Waiver of preemptive rights.

     16. Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

     17.  Equal access proposals.

     18.  Technical amendments to by-laws or charters.

     19.  Share repurchases.

     20.  Spin-offs.

     The  following proposals are generally OPPOSED:

     1.   Creation of a second class of stock with unequal voting rights.

     2. Fair pricing provisions when accompanied by a super-majority provision in excess of two-thirds.

     3. Amendment to bylaws by Board of Directors without shareholder approval.

     4. Elimination of shareholder right to call a special meeting or requiring more than 25 % of shareholders to call a special meeting.

     5.   Elimination of shareholder action by written consent.

     6.   "Stakeholder" proposals.

     7.   Loans or guarantees of loans to officers and Directors.

     8.   Super-majority provisions in excess of two-thirds.

     9.   A greater vote requirement to repeal a provision than to adopt it.

     10.  Change to cumulative voting.

     There is NO GENERAL POLICY with respect to the following proposals which shall be EVALUATED ON A CASE-BY-CASE BASIS:

     1.   Change in the state of incorporation.

     2.   Mergers or other combinations.

     3.   Authorization of "blank check" preferred stock.

     4.   Golden parachutes.

     5.   Proposals to opt out of state anti-takeover laws.

     6.   Prohibition of greenmail.

     7.   Change in the number of directors.

     8.   Approval of poison pill plan.

     9.   Confidential voting.

     10.  Shareholder proposal to de-classify Board of Directors.

     When the Committee decides to vote against a proposal which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

     The following is a discussion of selected proxy proposals which periodically are considered at annual meetings and VICTORY's general position with regard to such proposals:

     1. Eliminate preemptive rights: Generally in favor. Preemptive rights may result in a loss of financing flexibility and could prevent management from raising capital advantageously. There is potential for abuse if new equity securities are issued at a discount to the market price of existing securities. This may result in a transfer of value from existing to new shareholders. However, instances of abuse are unusual and there are expenses involved in issuing securities on a preemptive basis.

     2. INDEMNIFICATION OF DIRECTORS, I.E., LIMITING OR ELIMINATING LIABILITY FOR MONETARY DAMAGES FOR VIOLATING THE DUTY OF CARE: Generally in favor. Indemnification is generally necessary to attract qualified Board nominees in a litigious corporate environment. Monetary liability generally is not eliminated or limited for any breach of duty of loyalty, acts or omissions not in good faith, and any transactions in which the director derived an improper personal benefit.

     3. CUMULATIVE VOTING: Generally opposed. Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires less votes to obtain a board seat. Therefore it promotes single interest representation on the Board, which may not represent the interest or concerns of all shareholders.

     4. EXECUTIVE STOCK OPTION PLANS: Generally opposed if exercise price is below market price or if dilution under the plan would be greater than 10%, particularly if the company is mature or executive compensation is excessive. For rapidly growing, cash-short issuers where executive salaries are reasonable, may approve a plan where dilution exceeds 10%. Generally in favor of change of control provisions.

     5. SHAREHOLDER ACTION BY WRITTEN CONSENT: Generally opposed to proposals to restrict or prohibit shareholders' ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they have to wait for the next scheduled meeting.

     6. SHAREHOLDER RIGHT TO CALL A SPECIAL MEETING: Generally opposed to proposals to eliminate the right of shareholders to call a special meeting or to require the petition of more than 25% of shareholders to call a special meeting. Shareholders may lose the right to remove directors or initiate a shareholder resolution if they cannot take action until the next regularly scheduled meeting.

     This is especially troublesome if shareholders do not have the right to act by written consent.

     7. SUPER-MAJORITY VOTE REQUIREMENTS: Generally opposed to proposals requiring that a vote of more than two-thirds be required to amend any bylaw or charter provision, or approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

     8.   UNEQUAL VOTING RIGHTS: Generally opposed. Voting rights are valuable.

     9. ANTI-GREENMAIL PROVISION: No general policy. Favor equal treatment for all shareholders, but anti-greenmail provisions may severely limit management's flexibility, for example, with respect to share repurchase programs or ability to issue shares such as General Motor's Class E and H with special features.

     10. APPROVAL OF POISON PILLS: No general policy. The Company would generally be opposed when poison pills are utilized to prevent takeover bids that would be in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the Board to respond in a considered manner to unsolicited bids.

     11. BLANK-CHECK PREFERRED STOCK: No general policy. Does provide flexibility in financing but also can be used as an entrenchment device. Can be used as a poison pill when distributed to stockholders with rights attached or can be issued with superior voting rights to friendly parties.

     12. CLASSIFIED BOARDS OF DIRECTORS: No general policy. Classified boards do provide stability and continuity; but, if someone wins a proxy fight and replaces a third of the directors, because of the difficulties involved in running the issuer with a Board of Directors that is a third hostile and because the vote would be seen as a loss of confidence in management, the remaining original directors might put the issuer up for sale or accommodate the wishes of the dissident group. A staggered board could mean that a director who failed to attend meetings or who voted in favor of actions which were harmful to shareholders could not be removed for up to three years.

     13. CONFIDENTIAL VOTING: No general policy. Confidential voting eliminates the opportunity for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor's "Avon Letter" and the Department of Labor's investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

     14. FAIR PRICE PROVISIONS: No general policy. Generally opposed to when accompanied by super-majority provision, i.e., a clause requiring a super majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Also generally opposed if the pricing formula is such that the price required is unreasonably high; designed to prevent two-tier, front-end-loaded hostile tender offer; since no shareholder wants to get caught in the second tier, they act selfishly and tender their shares in the first tier, so that effectively all shareholders are coerced into accepting the offer.

     15. GOLDEN PARACHUTES: No general policy. It would be difficult for an issuer considered likely to be taken over to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties or relocation after a change in control. However, the value of parachutes should not be excessive.

     16. REINCORPORATION: No general policy. Should examine whether change of state of incorporation would increase the capacity of management to resist hostile takeovers.

                             REGISTRATION STATEMENT
                                       of
                           VICTORY INSTITUTIONAL FUNDS
                                       on
                                    Form N-1A

PART C.        OTHER INFORMATION

Item 23.

             Exhibits:

(a)(1)       Certificate of Trust dated August 1, 2003. (1)

(a)(2)       Delaware Trust Instrument dated August 1, 2003. (1)

(a)(3)       Schedule A to the Trust Instrument, revised December 8, 2004.

(b)          Bylaws. (1)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1) Investment Advisory Agreement dated August 2, 2004 between Registrant and Victory Capital Management Inc. (the "Adviser"). (2)

(d)(2) Schedule A to the Investment Advisory Agreement, current as of December 14, 2005.

(e)(1) Form of Distribution Agreement between Registrant and Victory Capital Advisers, Inc. (2)

(e)(2)       Schedule I to the Distribution Agreement, revised February 10,
             2005.

(f)          None.

(g)(1) Custody Agreement dated August 2, 2004 between Registrant and The Bank of New York ("BNY"). (2)

(g)(2) Cash Management Agreement dated August 2, 2004 between Registrant and BNY. (2)

(g)(3)       Schedule A to the Cash Management Agreement, revised April 1, 2005.

(h)(1)(a) Form of Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. ("BISYS") (2)

(h)(1)(b)    Schedule I to the Administration Agreement, revised February 10,
             2005.

(h)(2)(a)    Form of Fund Accounting Agreement between Registrant and BISYS. (2)

(h)(2)(b)    Schedule A to the Fund Accounting Agreement, revised February 10,
             2005.

(h)(3)(a)    Form of Transfer Agency Agreement between Registrant and BISYS. (2)

(h)(3)(b)    Schedule A to the Transfer Agency Agreement, revised February 10,
             2005.

----------
(1) Filed as an Exhibit to Registrant's Registration Statement on Form N-1A, filed electronically on March 13, 2004, accession number
     0000922423-04-000690.

(2) Filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed electronically on August 3, 2004, accession number 0000922423-04-001253.

(h)(4)       Expense Limitation Undertaking dated July 20, 2005 of the Adviser.

(h)(5)(a) Securities Lending Agency Agreement between Registrant, KeyBank (formerly Key Trust Company of Ohio, N.A.) and the Adviser dated August 28, 1997.

(h)(5)(b) Amendment No. 1 dated March 31, 2001 to the Securities Lending Agency Agreement.

(h)(7)(c) Amendment No. 2 dated February 10, 2005 to the Securities Lending Agency Agreement.

(h)(7)(c) Amendment No. 3 dated January 1, 2006 to the Securities Lending Agency Agreement.

(i)(1) Opinion and Consent of Kramer Levin Naftalis & Frankel LLP regarding the Fund. (2)

(i)(2)       Consent of Kramer Levin Naftalis & Frankel LLP.

(j)          Consent of PricewaterhouseCoopers LLP.

(k)          Not applicable.

(l)          Initial Capital Agreement. (2)

(m)(1)       12b-1 Distribution and Service Plan. (2)

(m)(2)       Form of Distribution/Service Fee Agreement. (2)

(m)(3)       Form of Service Fee Agreement. (2)

(n)          Not applicable.

(p)(1)       Code of Ethics of the Registrant. (2)

(p)(2)       Code of Ethics of the Adviser. (3)

(p)(3)       Code of Ethics of BISYS.

             Powers of Attorney of Nigel D. T. Andrews, Frankie D. Hughes, Lyn Hutton, Thomas F. Morrissey, Roger Noall, Karen Shepherd and Leigh A. Wilson. (1)

             Powers of Attorney of David Brooks Adcock, E. Lee Beard and Jakki L. Haussler. (3)

Item 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  None.

Item 25.   INDEMNIFICATION

        (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

              (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened

----------
(3) Filed as an Exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed electronically on February 28, 2005, accession number 0000922423-05-000403.

        while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b)   No indemnification shall be provided hereunder to a Covered
              Person:

              (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest, or not opposed to the best interest, of the Trust; or

              (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

        (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.}

Item 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Victory Capital Management Inc. (the "Adviser") is the investment adviser to each Registrant's Funds. The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $56 billion as of December 31, 2005. KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies. As of December 31, 2005, the Adviser manages assets in excess of $93.1 billion, and provides a full range of investment management services to personal and corporate clients.

     To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

THE PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISER ARE AS FOLLOWS:

OFFICERS:
--------

Lawrence G. Babin    -  Chief Investment Officer, Diversified Product
Gary P. Dunkerley    -  Chief Investment Officer, Mid Cap Value
Kenneth F. Fox       -  Chief Compliance Officer.
Richard L. Janus     -  Chief Investment Officer, Convertible Securities Product
Cynthia G. Koury     -  Chief Investment Officer, Balanced
Erick F. Maronak     -  Chief Investment Officer, Newbridge Division
Arvind K. Sachdeva   -  Chief Investment Officer, Intrinsic Value Product
Catherine R. Savvas  -  Chief Financial Officer.
Thomas M. Seay       -  Chief Investment Officer, Fixed Income
Mark H. Summers      -  Chief Administrative Officer.
Robert L. Wagner     -  President and Chief Executive Officer
Richard G. Zeigler   -  Secretary.

The business address of each of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27.   PRINCIPAL UNDERWRITER

(a) VCA acts as principal underwriter for The Victory Portfolios, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b) VCA, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

                                                                      POSITION WITH
       NAME              PRINCIPAL POSITION AND OFFICERS OF VCA         REGISTRANT
-----------------------------------------------------------------------------------
William J. Tomko     President                                        None
Kevin J. Dell        Secretary and Director                           None
Edward S. Forman     Assistant Secretary                              None

James L. Fox         Director                                         None
Robert A. Bucher     Financial and Operations Principal               None
Stephen E. Hoffman   Treasurer                                        None
Richard F. Froio     Vice President and Chief Compliance Officer      None
Charles L. Booth     Vice President and Assistant Compliance Officer  None

(c)      Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

(1) Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser).

(2) The Bank of New York, One Wall Street, New York, New York 10286 (records relating to its function as custodian).

(3) KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to function as securities lending agent).

(4) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator, transfer agent, fund accountant and dividend disbursing agent).

(5) Victory Capital Advisers, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its function as distributor).

Item 29.   MANAGEMENT SERVICES

           None.

Item 30.   UNDERTAKINGS

           None.

NOTICE

A copy of the Certificate of Trust of Registrant is on file with the Secretary of State of Delaware and notice is hereby given that this Registration Statement has been executed on behalf of Registrant by Trustees of Registrant as Trustees, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of February, 2006.

                                          THE VICTORY INSTITUTIONAL FUNDS
                                          (Registrant)

                                          By:      /s/ David C. Brown, President
                                                --------------------------------
                                                   David C. Brown, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 2006.

/s/ David C. Brown                        President
-------------------------------------
David C. Brown

/s/ David L. Hughes                       Treasurer
-------------------------------------
David L. Hughes

                  *                       Chairman of the Board and Trustee
-------------------------------------
Leigh A. Wilson

                  *                       Trustee
-------------------------------------
David Brooks Adcock

                  *                       Trustee
-------------------------------------
Nigel D. T. Andrews

                  *                       Trustee
-------------------------------------
E. Lee Beard

                  *                       Trustee
-------------------------------------
Jakki L. Haussler

                  *                       Trustee
-------------------------------------
Frankie D. Hughes

                  *                       Trustee
-------------------------------------
Lyn Hutton

                  *                       Trustee
-------------------------------------
Thomas F. Morrissey

                  *                       Trustee
-------------------------------------
Roger Noall

                  *                       Trustee
-------------------------------------
Karen Shepherd

*By:   /s/ Jay G. Baris
      -------------------------------
           Jay G. Baris
           Attorney-in-Fact

                         THE VICTORY INSTITUTIONAL FUNDS

                                INDEX TO EXHIBITS

Item 23.

EXHIBIT NUMBER

EX-99.a        Schedule A to the Trust Instrument, revised December 8, 2004.

EX-99.d Schedule A to the Investment Advisory Agreement, current as of December 14, 2005.

EX-99.e        Schedule I to the Distribution Agreement, revised February 10,
               2005.

EX-99.g        Schedule A to the Cash Management Agreement, revised April 1,
               2005.

EX-99.h(1)     Expense Limitation Undertaking dated July 20, 2005 of the
               Adviser.

EX-99.h(2)     Schedule I to the Administration Agreement, revised February 10,
               2005.

EX-99.h(3)     Schedule A to the Fund Accounting Agreement, revised February 10,
               2005.

EX-99.h(4)     Schedule A to the Transfer Agency Agreement, revised February 10,
               2005.

EX-99.h(5)     Securities Lending Agency Agreement between Registrant, KeyBank
               (formerly Key Trust Company of Ohio, N.A.) and the Adviser dated
               August 28, 1997.

EX-99.h(6)     Amendment No. 1 dated March 31, 2001 to the Securities Lending
               Agency Agreement.

EX-99.h(7)     Amendment No. 2 dated February 10, 2005 to the Securities Lending
               Agency Agreement.

EX-99.h(8)     Amendment No. 3 dated January 1, 2006 to the Securities Lending
               Agency Agreement.

EX-99.i        Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.j        Consent of PricewaterhouseCoopers LLP.

EX-99.p        Code of Ethics of BISYS.